                                                                  Exhibit 10(c)

                                                             [EXECUTION VERSION]

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                                 LOC 2003 TRUST
                         ---------------------------

                                  $500,000,000

                                CREDIT AGREEMENT

                           Dated as of August 8, 2003

                         ---------------------------

                           CREDIT SUISSE FIRST BOSTON

                  as Administrative Agent and Collateral Agent

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                     Co-Lead Arrangers and Co-Book Managers

                           CREDIT SUISSE FIRST BOSTON
                                    and

                          J.P. MORGAN SECURITIES, INC.


                                Syndication Agent

                          J.P. MORGAN SECURITIES, INC.

                               Documentation Agent

                                 CITIBANK, N.A.

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                                TABLE OF CONTENTS
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                                                                                                                 Page
                                                                                                                 ----
                          Article I DEFINITIONS; CONSTRUCTION.....................................................1

   SECTION 1.01.   Defined Terms. ................................................................................1
   SECTION 1.02.   Terms Generally. ..............................................................................9

                          Article II THE EXTENSIONS OF CREDIT ....................................................9

   SECTION 2.01.   Commitments. ..................................................................................9
   SECTION 2.02.   Loans. ........................................................................................9
   SECTION 2.03.   Borrowing Procedure. .........................................................................11
   SECTION 2.04.   Letters of Credit ............................................................................11
   SECTION 2.05.   Fees. ........................................................................................13
   SECTION 2.06.   Repayment of Outstanding Credits; Evidence of Indebtedness. ..................................13
   SECTION 2.07.   Interest on Loans. ...........................................................................14
   SECTION 2.08.   Default Interest. ............................................................................15
   SECTION 2.09.   Alternate Rate of Interest. ..................................................................15
   SECTION 2.10.   Termination and Reduction of Commitments. ....................................................15
   SECTION 2.11.   Prepayment. ..................................................................................16
   SECTION 2.12.   Reserve Requirements; Change in Circumstances. ...............................................17
   SECTION 2.13.   Change in Legality. ..........................................................................18
   SECTION 2.14.   Pro Rata Treatment. ..........................................................................19
   SECTION 2.15.   Sharing of Setoffs. ..........................................................................19
   SECTION 2.16.   Payments. ....................................................................................20
   SECTION 2.17.   Taxes. .......................................................................................21
   SECTION 2.18.   Assignment of Commitments Under Certain Circumstances. .......................................23

                          Article III REPRESENTATIONS AND WARRANTIES ............................................24

   SECTION 3.01.   Organization; Powers. ........................................................................24
   SECTION 3.02.   Authorization. ...............................................................................24
   SECTION 3.03.   Enforceability. ..............................................................................24
   SECTION 3.04.   Security Interests. ..........................................................................24
   SECTION 3.05.   Governmental Approvals. ......................................................................25
   SECTION 3.06.   Financial Statements. ........................................................................25
   SECTION 3.07.   Litigation. ..................................................................................25
   SECTION 3.08.   Federal Reserve Regulations. .................................................................25
   SECTION 3.09.   Investment Company Act; Public Utility Holding Company Act. ..................................26
   SECTION 3.10.   No Material Misstatements. ...................................................................26
   SECTION 3.11.   Taxes. .......................................................................................26
   SECTION 3.12.   Borrower Activities. .........................................................................26
   SECTION 3.13.   Solvency .....................................................................................26

                          Article IV CONDITIONS .................................................................27

   SECTION 4.01.   Conditions for the Commitments. ..............................................................27
   SECTION 4.02.   Conditions for Initial Extension of Credit. ..................................................28
   SECTION 4.03.   Conditions for All Extensions of Credit. .....................................................29

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                          Article V COVENANTS ...................................................................29

   SECTION 5.01.   Existence, Preservation of Rights and Modifications of Governing Instruments. ................29
   SECTION 5.02.   Performance Under Parent Facility. ...........................................................29
   SECTION 5.03.   Compliance with Law. .........................................................................30
   SECTION 5.04.   Financial Statements, Reports, Etc. ..........................................................30
   SECTION 5.05.   Taxes, Etc. ..................................................................................31
   SECTION 5.06.   Maintenance and Preparation of Records; Access to Properties and Inspections. ................31
   SECTION 5.07.   Consolidated Financial Statements. ...........................................................31
   SECTION 5.08.   Use of Proceeds. .............................................................................32
   SECTION 5.09.   Consolidations, Mergers, Sales and Acquisitions of Assets, Creation of
                     Subsidiaries and Assignments Under the Parent Facility. ....................................32
   SECTION 5.10.   Limitations on Liens. ........................................................................32
   SECTION 5.11.   Limitation on Activities. ....................................................................32
   SECTION 5.12.   Cash Collateral Requirement. .................................................................32
   SECTION 5.13.   Restricted Payments. .........................................................................32
   SECTION 5.14.   Maintenance of Accounts. .....................................................................33
   SECTION 5.15.   Bankruptcy. ..................................................................................33
   SECTION 5.16.   Commingling. .................................................................................33
   SECTION 5.17.   No Guaranties or Other Debt. .................................................................33
   SECTION 5.18.   Special Purpose Entity. ......................................................................34
   SECTION 5.19.   Compensation of Third Parties. ...............................................................34
   SECTION 5.20.   Allocation of Rent and Overhead. .............................................................34
   SECTION 5.21.   Allocation of Costs of Officers and Employees. ...............................................34
   SECTION 5.22.   Allocation of Costs of Joint Contracting. ....................................................34
   SECTION 5.23.   Allocation of Costs of Vendors and Service Providers. ........................................34
   SECTION 5.24.   Arm's-Length Transactions. ...................................................................34

                          Article VI THE ACCOUNTS ...............................................................35

   SECTION 6.01.   Establishment and Management of Accounts. ....................................................35
   SECTION 6.02.   The Revenue Account. .........................................................................36
   SECTION 6.03.   The Cash Collateral Accounts. ................................................................38
   SECTION 6.04.   Prepayments and Deposits of Cash Collateral at the Request of the Borrower. ..................40

                          Article VII EVENTS OF DEFAULT .........................................................40


                          Article VIII THE AGENTS ...............................................................42

   SECTION 8.01.   The Agents Generally. ........................................................................42
   SECTION 8.02.   Replacement of Agents. .......................................................................45
   SECTION 8.03.   Rights and Duties of the Collateral Agent. ...................................................45

                                                              ii
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                         Article IX MISCELLANEOUS ...............................................................47

   SECTION 9.01.   Notices. .....................................................................................47
   SECTION 9.02.   Survival of Agreement. .......................................................................47
   SECTION 9.03.   Binding Effect. ..............................................................................48
   SECTION 9.04.   Successors and Assigns. ......................................................................48
   SECTION 9.05.   Expenses; Indemnity. .........................................................................50
   SECTION 9.06.   Limitation on Liability of the Trustee. ......................................................52
   SECTION 9.07.   Right of Setoff. .............................................................................52
   SECTION 9.08.   Applicable Law. ..............................................................................53
   SECTION 9.09.   Waivers; Amendment. ..........................................................................53
   SECTION 9.10.   Entire Agreement. ............................................................................53
   SECTION 9.11.   Severability. ................................................................................54
   SECTION 9.12.   Counterparts. ................................................................................54
   SECTION 9.13.   Headings. ....................................................................................54
   SECTION 9.14.   Interest Rate Limitation. ....................................................................54
   SECTION 9.15.   Jurisdiction; Venue. .........................................................................55
   SECTION 9.16.   Confidentiality. .............................................................................55

EXHIBITS AND SCHEDULES

Exhibit A           -      Form of Borrowing Request
Exhibit B           -      Form of Request for Issuance
Exhibit C           -      Form of Pledge Agreement
Exhibit D           -      Form of Security Agreement
Exhibit E           -      Form of Control Agreement
Exhibit F           -      Form of Assignment and Acceptance
Exhibit G           -      Form of Promissory Note
Exhibit H           -      Form of Cash Collateral Value Report
Exhibit I           -      Form of Investment Instructions

Schedule 1          -      Commitments
Schedule 2          -      Permitted Investments

                                                      iii
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
                  CREDIT AGREEMENT (this "Agreement"), dated as of August 8, 2003, among LOC 2003 TRUST, a Delaware statutory trust (the "Borrower"), the lenders listed in Schedule 1 (together with their successors and assigns, the "Lenders") and CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent", and, together with the Administrative Agent, the "Agents").

                              PRELIMINARY STATEMENT

         The Borrower has requested that the Lenders provide a credit facility for the making of loans to the Borrower and the issuance of letters of credit to beneficiaries designated by the Borrower in an aggregate amount not in excess of $500,000,000. The Lenders have agreed to make such a credit facility available on the terms and conditions set forth herein, and CSFB has agreed to act as Administrative Agent and Collateral Agent under such credit facility on behalf of the Lenders.

         Accordingly, the parties hereby agree as follows.

                                     Article I
                            DEFINITIONS; CONSTRUCTION

         SECTION 1.01.  Defined Terms.

         As used in this Agreement, the following terms shall have the meanings specified below:

                  "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

                  "ABR Loan" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II or any Eurodollar Loan converted (pursuant to Section 2.09 or 2.13(a)(ii)) to a loan bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acceleration" shall mean the termination of the Total Commitment and the acceleration of the maturity of the Loans (whether automatically or upon a declaration by the Administrative Agent) pursuant to Article VII.

                  "Accounts" shall have the meaning given such term in Section 6.01(a).

                  "Administration Agreement" means that certain Administrative Services Agreement, dated as of the date hereof, between the Borrower and the Administrator.

                  "Administrative Agent" shall have the meaning given such term in the preamble hereto.

                  "Administrative Fees" shall have the meaning given such term in Section 2.05(c).

                  "Administrator" shall mean TXU Business Services Company, in its capacity as administrator under the Administration Agreement, and its successors and assigns.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that directly or indirectly controls or is controlled by or is under common control with the person specified.

                  "Agents" shall have the meaning given such term in the preamble hereto.

                  "Agreement" shall have the meaning given such term in the preamble hereto.

                  "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (i) the Federal Funds Effective Rate in effect on such day plus 0.50% and (ii) the Prime Rate in effect on such day. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error; provided that the Administrative Agent shall, upon request, provide to the Borrower a certificate setting forth in reasonable detail the basis for such determination) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Margin" shall mean 0.15% per annum.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee in the form of Exhibit F.

                  "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "Borrower" shall have the meaning given such term in the preamble hereto.

                  "Borrowing" shall mean a group of Loans of a single Type made by one or more of the Lenders on a single date and as to which a single Interest Period is in effect.

                  "Borrowing Request" shall mean a request made pursuant to
         Section 2.03 in the form of Exhibit A.

                  "Business Day" shall mean any day (other than a day that is a Saturday, Sunday or legal holiday in the City or State of New York) on which banks are open for business in New York City; provided, however, that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Cash Collateral Account" shall have the meaning given such term in Section 6.01(a).

                  "Cash Collateral Requirement" shall mean, at any time and for any Lender, an amount equal to the sum of (i) 105% of the unused portion of such Lender's Commitment at such time and (ii) 105% of such Lender's Outstanding Credits at such time.

                  "Cash Collateral Value" shall mean, at any time and for any Lender, the value (calculated in accordance with Section 6.01(f)) of the Collateral held in such Lender's Cash Collateral Account at such time.

                  A "Change in Control" shall be deemed to have occurred if TXU shall cease to be the beneficial owner of 100% of the beneficial interests in the Borrower.

                  "Closing Date" shall have the meaning specified in Section 4.01(a).

                  "Code" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "Collateral" shall mean all or any of the collateral pledged pursuant to the Security Documents.

                  "Commitment" shall mean, with respect to each Lender, the commitment of such Lender in the amount set forth in Schedule 1 hereto to make Loans and, in such Lender's capacity as an LC Bank, to issue Letters of Credit, as such Commitment may be permanently terminated or reduced from time to time pursuant to Section 2.10 or Article VII or modified from time to time pursuant to Section 9.04.

                  "Commitment Fee" shall have the meaning given such term in
         Section 2.05(a).

                  "Control Agreement" shall mean a control agreement among the Borrower, The Bank of New York and the Collateral Agent, in substantially the form of Exhibit E.

                  "CSFB" shall have the meaning given such term in the preamble hereto.

                  "Default" shall mean any event or condition that upon notice, lapse of time or both would constitute an Event of Default.

                  "dollars" or "$" shall mean lawful money of the United States of America.

                  "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

                  "Eurodollar Loan" shall mean any Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

                   "Event of Default" shall have the meaning given such term in
         Article VII.

                  "Extension of Credit" means (i) the making of a Loan or (ii) the issuance of a Letter of Credit or the amendment of any Letter of Credit having the effect of extending the stated termination date thereof or increasing the maximum amount available to be drawn thereunder and the Outstanding Credits resulting from any of the foregoing actions.

                  "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as released on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so released for any day that is a Business Day, the arithmetic average, as determined by the Administrative Agent, of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fees" shall mean the Commitment Fees, the LC Fees and the Administrative Fees.

                  "Financial Officer" shall mean any person designated by the Trust to be responsible for managing the financial affairs of the Borrower.

                   "Funding Date" shall have the meaning specified in Section 4.02.

                  "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

                  "Governing Instruments" shall mean the Trust Agreement, the certificate of trust of the Borrower and the Administration Agreement.

                  "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Indebtedness" of any person shall mean all indebtedness representing money borrowed that is created, assumed, incurred or guaranteed in any manner by such person or for which such person is responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise).

                  "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and, in the case of a Eurodollar Loan with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date for such Loan had successive Interest Periods of three months' duration been applicable to such Loan and, in addition, the date of any prepayment of each Loan or conversion of such Loan to a Loan of a different Type.

                  "Interest Period" shall mean (i) as to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter; provided that, in the case of any Eurodollar Borrowing made during the 30 day period ending on the Maturity Date, such period may end on the seventh or fourteenth day thereafter as the Borrower may elect, (ii) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the earliest of (A) the next succeeding March 31, June 30, September 30 or December 31, (B) the Maturity Date and (C) the date such Borrowing is repaid or prepaid in accordance with Section 2.06 or Section 2.11; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                  "LC Bank" shall mean each Lender, in its capacity as issuer of any Letter of Credit, provided, that each Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by any of its Affiliates having credit ratings acceptable to the Borrower, in which case the term "LC Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                   "LC Fee" shall have the meaning given such term in Section 2.05(b).

                  "LC Outstandings" shall mean, on any date of determination and with respect to any LC Bank, the sum of (i) the undrawn stated amounts of all Letters of Credit issued by such LC Bank that are outstanding on such date and (ii) the aggregate principal amount of all unpaid reimbursement obligations of the Borrower on such date with respect to payments made by such LC Bank under Letters of Credit (excluding reimbursement obligations that have been repaid with the proceeds of any Loan) issued by such LC Bank.

                  "Lenders" shall have the meaning given such term in the preamble hereto.

                  "Letter Agreement" means that certain fee letter agreement, dated as of the date hereof, between the Borrower and CSFB, as amended, modified or supplemented from time to time.

                  "Letter of Credit" means a letter of credit that is issued by an LC Bank pursuant to Section 2.04, as such letter of credit may from time to time be amended, modified or extended in accordance with the terms of this Agreement.

                  "LIBO Rate" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period.

                  "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Loan Document" shall mean this Agreement, any promissory notes executed and delivered pursuant to Section 2.06(e) and the Security Documents.

                  "Loans" shall mean the revolving loans made pursuant to
         Section 2.03. Each Loan shall be a Eurodollar Loan or an ABR Loan.

                  "Margin Regulations" shall mean Regulations T, U and X of the Board as from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                  "Margin Stock" shall have the meaning given such term under Regulation U of the Board.

                  "Material Adverse Change" shall mean a materially adverse change in the business, assets, operations or financial condition of the Borrower that makes the Borrower unable to perform any of its obligations under this Agreement or that impairs the rights of, or benefits available to, the Lenders or any LC Bank under any Loan Document.

                  "Maturity Date" shall mean the earliest to occur of (i) July 15, 2008, (ii) September 7, 2003, if the Funding Date shall not have occurred prior to such date, and (iii) the date of termination or reduction in whole of the Commitments pursuant to Section 2.10 or
         Article VII.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Outstanding Credits" mean, on any date of determination and with respect to any Lender, an amount equal to (i) the aggregate principal amount of all Loans of such Lender outstanding on such date plus (ii) the LC Outstandings of such Lender on such date.

                  "Parent Facility" means the Credit Agreement, dated the date hereof, between the Borrower and TXU, as amended, supplemented and modified from time to time in accordance with the terms thereof and hereof.

                  "Percentage" means, for any Lender on any date of determination, the percentage obtained by dividing such Lender's Commitment on such date by the Total Commitment on such date.

                  "Permitted Investments" shall mean, for any Lender, the investments specified for such Lender in Schedule 2, as such schedule may be modified from time to time upon notice by such Lender and the Borrower to the Collateral Agent; provided that all investments specified in any such modification must consist of high-quality liquid investments.

                  "person" shall mean any natural person, corporation, statutory trust, joint venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

                  "Pledge Agreement" shall mean each pledge and control agreement among the Borrower, the Collateral Agent and CSFB, as securities intermediary for the benefit of each Lender and the other secured parties described therein, in substantially the form of Exhibit C.

                  "Prime Rate" shall mean the rate of interest per annum announced from time to time by the Administrative Agent as its base rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is announced as effective.

                  "Register" shall have the meaning given such term in Section 9.04(d).

                  "Request for Issuance" shall mean a request made pursuant to
         Section 2.04(a) in the form of Exhibit B.

                  "Required Lenders" shall mean, at any time, Lenders having Commitments representing in excess of 50% of the Total Commitment, or, if the Total Commitment at such time has been terminated, Lenders holding Outstanding Credits representing in excess of 50% of the aggregate Outstanding Credits of all Lenders.

                  "Responsible Officer" shall mean the Administrator or the Trustee.

                  "Restricted Payment" shall mean (i) any direct or indirect distribution, dividend or payment to any person on account of any beneficial interest in the Borrower, (ii) any payment on account of the purchase, redemption, or other acquisition or retirement of any beneficial interest in the Borrower and (iii) any payment of management, consulting or other fees by the Borrower to TXU or any Affiliate of TXU.

                  "Revenue Account" shall have the meaning given in Section 6.01(a).

                  "S&P" shall mean Standard & Poor's Ratings Services (a division of The McGraw-Hill Companies, Inc.).

                  "Secured Parties" shall have the meaning assigned to that term in the Security Agreement.

                  "Security Agreement" shall mean a security agreement by the Borrower in favor of the Collateral Agent for the benefit of the Secured Parties, in substantially the form of Exhibit D.

                  "Security Documents" shall mean the Security Agreement, each Pledge Agreement and the Control Agreement.

                  "Shared Collateral" shall mean all Collateral other than the Collateral pledged pursuant to the Pledge Agreements.

                  "Solvent" means, with respect to any person as of a particular date, that on such date (i) the assets, at a fair valuation, of such person will exceed its debts; (ii) such person has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature; and
         (iii) such person will have sufficient capital with which to conduct its business. For purposes of this definition, "debt" means any liability on a claim, and "claim" means (A) right to payment from such person, whether or not such a right is reduced to judgment against such person, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (B) right to an equitable remedy for breach of performance by such person if such breach gives rise to a payment from such person, whether or not such right to an equitable remedy is reduced to judgment against such person, whether fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of unliquidated, contingent, unmatured or disputed liabilities of any person at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Subsidiary" shall mean, with respect to any person (the "parent"), any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such parent.

                  "Total Commitment" shall mean, at any time, the aggregate amount of Commitments of all the Lenders, as in effect at such time.

                  "Total LC Outstandings" shall mean, on any date of determination, the aggregate amount of LC Outstandings of all the LC Banks on such date.

                  "Trust Agreement" shall mean the Trust Agreement (LOC 2003 Trust), dated as of July 28, 2003, between Wilmington Trust Company, as trustee, and TXU, as beneficial owner.

                  "Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely in its capacity as trustee under the Governing Instruments, and its successors and assigns.

                  "Trustee Fee Letter" shall mean the Fee and Indemnity Agreement, dated as of July 28, 2003, between the Borrower and Wilmington Trust Company.

                  "TXU" shall mean TXU Corp., a Texas corporation, and its successors.

                  "Type", when used with respect to any Loan or Borrowing, shall refer to the rate (LIBO Rate or Alternate Base Rate) by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.

                  "Unused Percentage" means, for any Lender on any date of determination, the percentage obtained by dividing the unused portion of such Lender's Commitment on such date by the unused portion of the Total Commitment on such date.

         SECTION 1.02.  Terms Generally.

         The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                     Article II
                            THE EXTENSIONS OF CREDIT

         SECTION 2.01.  Commitments.

         Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) 50% of such Lender's Commitment and (ii) 100% of the unused portion of such Lender's Commitment, and each LC Bank, severally and not jointly, agrees to issue Letters of Credit for the account of the Borrower at any time and from time to time until the fifth Business Day preceding the Maturity Date in an aggregate stated amount at any time outstanding not to exceed 100% of the unused portion of such Lender's Commitment, subject, however, to the conditions that at no time shall the Outstanding Credits of any Lender exceed the amount of such Lender's Commitment unless no Loans of such Lender are outstanding and such Lender's Cash Collateral Value is at least equal to such Lender's Cash Collateral Requirement.

         Within the foregoing limits, the Borrower may borrow, pay or prepay and, subject to the limitations set forth in Section 2.11(a), reborrow Loans hereunder and request the issuance, extension and modification of Letters of Credit, on and after the date hereof and prior to the Maturity Date, subject to the terms, conditions and limitations set forth herein.

         SECTION 2.02.  Loans.

         (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Unused Percentages; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Loan shall be made in accordance with the procedures set forth in
Section 2.03. The Loan or Loans comprising any Borrowing shall be in an aggregate principal amount that is an integral multiple of $5,000,000 and not less than $25,000,000 (or an aggregate principal amount equal to the remaining balance of the available Commitments).

         (b) Each Borrowing shall be comprised entirely of Eurodollar Loans or ABR Loans (except as otherwise required by Section 2.13(a)(i)), as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time, but no more than seven Eurodollar Borrowings may be outstanding at any time.

         (c) Subject to subsection (d) below, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than noon, New York City time, and the Administrative Agent shall by 2:00 p.m., New York City time, credit the amounts so received to the account specified from time to time in one or more notices delivered by the Borrower to the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Loans shall be made by the Lenders pro rata in accordance with their respective Unused Percentages. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this subsection (c), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower (without waiving any claim against such Lender for such Lender's failure to make such portion available) severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Effective Rate for the first three days and at the Alternate Base Rate, thereafter. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

         (d) The Borrower may refinance all or any part of any Borrowing with a Borrowing of the same or a different Type, subject to the conditions and limitations set forth in this Agreement. Any Borrowing or part thereof so refinanced shall be deemed to be repaid or prepaid in accordance with Section
2.06 or 2.11, as applicable, with the proceeds of a new Borrowing, and the proceeds of the new Borrowing, to the extent they do not exceed the principal amount of the Borrowing being refinanced, shall not be paid by the Lenders to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to subsection (c) above.

                                                                            11
         SECTION 2.03.  Borrowing Procedure.

         In order to request a Borrowing, the Borrower shall provide the Administrative Agent, via hand delivery, telecopy or telephone (promptly confirmed via telecopy), a duly completed Borrowing Request in the form of Exhibit A (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before such Borrowing, and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before such Borrowing. Such notice shall be irrevocable and shall in each case specify (i) whether the Borrowing then being requested is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day) and the amount thereof; and (iii) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto, which shall not end after the Maturity Date. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration (subject to the limitations set forth in the definition of "Interest Period"). If the Borrower shall not have given notice in accordance with this Section 2.03 of its election to refinance a Borrowing prior to the end of the Interest Period in effect for such Borrowing, then the Borrower shall (unless such Borrowing is repaid at the end of such Interest Period) be deemed to have given notice of an election to refinance such Borrowing with an ABR Borrowing. Notwithstanding any other provision of this Agreement to the contrary, no Borrowing shall be requested if the Interest Period with respect thereto would end after the Maturity Date. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested Borrowing.

         SECTION 2.04.  Letters of Credit

         (a) Subject to the terms and conditions hereof, each Letter of Credit shall be issued (or the stated maturity thereof extended or terms thereof modified or amended) on not less than three Business Days' prior notice thereof by the delivery by the Borrower of a Request for Issuance to the Administrative Agent and the applicable LC Bank. Each Request for
Issuance shall specify (i) the identity of the LC Bank, (ii) the date
(which shall be a Business Day) of issuance of such Letter of Credit
(or the date of effectiveness of such extension, modification or amendment) and the stated expiry date thereof (which shall be no later than the fifth Business Day preceding the Maturity Date), (iii) the proposed stated amount (denominated in dollars) of such Letter of Credit (which shall not be less than $1,000,000, unless otherwise agreed to by the LC Bank), (iv) the name and address of the beneficiary of such Letter of Credit and (v) a statement of drawing conditions applicable to such Letter of Credit, and if such Request for Issuance relates to an amendment or modification of a Letter of Credit, it shall be accompanied by the consent of the beneficiary of the Letter of Credit thereto. Each Request for Issuance shall be irrevocable unless modified or rescinded by the Borrower not less than two days prior to the proposed date of issuance (or effectiveness) specified therein. Not later than 12:00 noon (New York City time) on the proposed date of issuance (or effectiveness) specified in such Request for Issuance, and upon fulfillment of the applicable conditions precedent and the other requirements set forth herein, such LC Bank shall issue (or extend, amend or modify) such Letter of Credit and provide notice and a copy thereof to the Administrative Agent, which shall promptly so notify the Lenders. No LC Bank shall at any time be obligated to issue any Letter of Credit if such issuance would conflict with any applicable requirement of law.

         (b)The Borrower hereby agrees to pay to the account of each LC Bank on each date on which such LC Bank shall pay any amount under any Letter of Credit issued by such LC Bank a sum equal to the amount so paid.

         (c) The payment obligations of the Borrower under this Agreement in respect of any payment under any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

            (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating hereto or to such Letter of Credit;

            (ii) any amendment or waiver of, or any consent to departure from, the terms of any Loan Document or such Letter of Credit;

            (iii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary, or any transferee, of such Letter of Credit (or any persons for whom any such beneficiary or any such transferee may be acting), the LC Bank that issued such Letter of Credit, or any other person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit, or any unrelated transaction;

            (iv) any statement or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (v) payment in good faith by such LC Bank under the Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit; or

            (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         (d) The Borrower assumes all risks of the acts and omissions of any beneficiary or transferee of any Letter of Credit. No LC Bank or Lender nor any of their respective officers, directors, employees, agents or Affiliates shall be liable or responsible for (i) the use that may be made of such Letter of Credit or any acts or omissions of any beneficiary or transferee thereof in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by any LC Bank against presentation of documents that do not comply with the terms of such Letter of Credit, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under such Letter of Credit, except that the Borrower shall have the right to bring suit against such LC Bank, and such LC Bank shall be liable to the Borrower, to the extent of any direct, as opposed to consequential, damages suffered by the Borrower that the Borrower proves were caused by such LC Bank's willful misconduct or gross negligence, including, in the case of the Borrower, such LC Bank's willful failure to make timely payment under such Letter of Credit following the presentation to it by the beneficiary thereof of a draft and accompanying certificate(s) that strictly comply with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, each LC Bank may accept sight drafts and accompanying certificates presented under any Letter of Credit issued by such LC Bank that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and payment against such documents shall not constitute willful misconduct or gross negligence by such LC Bank.

                                                                             13
         SECTION 2.05. Fees.

         (a) The Borrower agrees to pay to the Administrative Agent for the Account of each Lender on the last Business Day of each March, June, September and December and on each date on which the Commitment of such Lender shall be terminated or reduced as provided herein, a commitment fee (a "Commitment Fee") equal to 0.10% per annum of the amount of the daily average amount of the unused Commitment of such Lender during the period from and including, in the case of such payment to be made on September 30, 2003, the date hereof, and, in the case of each other payment, the preceding payment date, to and excluding the date of such other payment. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date of termination of the Commitment of such Lender as provided herein.

         (b) The Borrower agrees to pay to each LC Bank on the last Business Day of each March, June, September and December, a fee (the "LC Fee") equal to 0.15% of the daily average face amounts of all Letters of Credit issued and outstanding by such LC Bank during the period from and including, in the case of such payment to be made on September 30, 2003, the date hereof, and, in the case of each other payment, the preceding payment date, to and excluding the date of such other payment. All LC Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

         (c) The Borrower agrees to pay the Administrative Agent and the Collateral Agent, for their own accounts, the administrative and collateral agency fees provided for in the Letter Agreement (the "Administrative Fees").

         (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders and the LC Banks. Once paid, none of the Fees shall be refundable under any circumstances.

         SECTION 2.06. Repayment of Outstanding Credits; Evidence of
                       Indebtedness.

         (a) The outstanding principal balance of each Loan shall be due and payable on the last day of the Interest Period applicable thereto and on the Maturity Date.

         (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness to such Lender (and to such Lender in its capacity as an LC Bank) resulting from each Extension of Credit made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

         (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Extension of Credit made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the amount of any Fees due and payable or to become due and payable from the Borrower to each Lender, and (iv) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's and LC Bank's share thereof.

         (d) The entries made in the accounts maintained pursuant to subsections
(b) and (c) of this Section 2.06 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or LC Bank or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Outstanding Credits in accordance with their terms.

         (e) Any Lender may request that any Loans made by it and the Borrower's reimbursement obligations in respect of Letters of Credit issued by it be evidenced by one or more promissory notes substantially in the form of Exhibit
G. In such event, the Borrower shall execute and deliver to such Lender one or more notes payable to the order of such Lender and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such notes and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more notes in such form payable to the order of the payee named therein.

         SECTION 2.07. Interest on Loans.

         (a) Subject to the provisions of Section 2.08, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin from time to time in effect.

         (b) Subject to the provisions of Section 2.08, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of (i) 365 or 366 days, as the case may be, for periods during which the Alternate Base Rate is determined by reference to the Prime Rate and (ii) 360 days for other periods) at a rate per annum equal to the Alternate Base Rate.

         (c) Interest on each Loan shall be payable on each Interest Payment Date applicable to such Loan except as otherwise provided in this Agreement. The applicable LIBO Rate or Alternate Base Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error; provided that the Administrative Agent shall, upon request, provide to the Borrower a certificate setting forth in reasonable detail the basis for such determination.

                                                                            15
         SECTION 2.08. Default Interest.

         If the Borrower shall default in the payment of the principal of or interest on any Loan, or of any Letter of Credit reimbursement obligation or interest thereon, or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time from the Administrative Agent pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed as provided in Section 2.07(b)) equal to the Alternate Base Rate plus 2%.

         SECTION 2.09. Alternate Rate of Interest.

         In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined (i) that dollar deposits in the principal amounts of the Eurodollar Loans comprising such Borrowing are not generally available in the London interbank market or (ii) that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination under clause (i) or (ii) above, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to
Section 2.03 shall be deemed to be a request for an ABR Borrowing. In the event the Required Lenders notify the Administrative Agent that the rates at which dollar deposits are being offered will not adequately and fairly reflect the cost to such Lenders of making or maintaining Eurodollar Loans during such Interest Period, the Administrative Agent shall notify the Borrower of such notice, and until the Required Lenders shall have advised the Administrative Agent that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing shall be deemed a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be made in good faith and shall be conclusive absent manifest error; provided that the Administrative Agent, shall, upon request, provide to the Borrower a certificate setting forth in reasonable detail the basis for such determination.

         SECTION 2.10.     Termination and Reduction of Commitments.

         (a) The Commitments shall be automatically terminated on the Maturity Date.

         (b) Upon at least two Business Days' prior irrevocable written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Commitment; provided, however, that (i) each partial reduction of the Total Commitment shall be in an integral multiple of $10,000,000 and in a minimum principal amount of $10,000,000 and (ii) no such termination or reduction shall be made that would reduce the Commitment of any Lender to an amount less than
(A) the aggregate amount of Outstanding Credits of such Lender on the date of such termination or reduction (after giving effect to any prepayment made on such date pursuant to Section 2.11), unless (x) no Loans of such Lender shall remain outstanding and (y) such Lender's Cash Collateral Value shall be at least equal to such Lender's Cash Collateral Requirement upon giving effect to such termination or reduction and any related prepayment or deposit of Collateral pursuant to Sections 2.11(b) and 6.04, or (B) $50,000,000, unless the result of such termination or reduction referred to in this clause (B) is to reduce the Total Commitment to $0. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10(b) and of each Lender's portion of any such termination or reduction of the Total Commitment. Each reduction in the Total Commitment under this subsection (b) shall be made ratably among the Lenders in accordance with their respective Percentages.

         (c) If, on the second Business Day following any drawing under a Letter of Credit, the Cash Collateral Value of the Collateral held in the Cash Collateral Account of the Lender that issued such Letter of Credit is less than the Cash Collateral Requirement of such Lender, the Commitment of such Lender shall automatically and permanently reduce by an amount equal to the amount of such drawing.

         (d) On each day on which the Commitment (as defined in the Parent Facility) is reduced, the Total Commitment shall automatically and permanently reduce by an amount equal to such reduction. Each reduction in the Total Commitment under this subsection (d) shall be made ratably among the Lenders in accordance with their respective Percentages.

         (e) The Borrower shall pay to the Administrative Agent for the account of the Lenders, on the date of each termination or reduction of the Total Commitment, the Commitment Fees on the amount of the Total Commitment so terminated or reduced accrued through the date of such termination or reduction.

         SECTION 2.11. Prepayment.

         (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon giving telecopy notice (or telephone notice promptly confirmed by telecopy) to the Administrative Agent:
(i) before 11:00 a.m., New York City time, three Business Days prior to prepayment, in the case of Eurodollar Loans, and (ii) before 11:00 a.m., New York City time, one Business Day prior to prepayment, in the case of ABR Loans; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $10,000,000 and not less than $10,000,000. Each Borrowing that is prepaid shall be prepaid ratably in accordance with each Lender's percentage of the outstanding principal amount of such Borrowing.

         (b) On the date of any termination or reduction of the Commitments pursuant to Section 2.10, the Borrower shall, by delivering sufficient funds to the Collateral Agent for application in accordance with Article VI, pay or prepay so much of the Borrowings and/or deposit funds in each Lender's Cash Collateral Account pursuant to Section 6.04 in an amount as shall be necessary in order that (i) the Outstanding Credits of each Lender shall not exceed the amount of such Lender's Commitment unless no Loans of such Lender shall be outstanding and such Lender's Cash Collateral Value shall be at least equal to such Lender's Cash Collateral Requirement, in each case, after giving effect to such termination or reduction.

         (c) On the date of any ABR Borrowing, the Borrower shall prepay any other ABR Borrowing that is outstanding on such date, subject, however, to the rights of the Borrower to refinance such outstanding ABR Borrowing pursuant to
Section 2.02(d).

         (d) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing (or portion thereof) by the amount stated therein on the date stated therein. All prepayments under this Section 2.11 shall be subject to Section 9.05(b)(ii) but otherwise shall be made without premium or penalty. All prepayments under this
Section 2.11 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

         SECTION 2.12. Reserve Requirements; Change in Circumstances.

         (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or any LC Bank hereunder (except for changes in respect of taxes on the overall net income of such Lender or LC Bank (as the case may be) or its lending office imposed by the jurisdiction in which such Lender's or LC Bank's (as the case may be) principal executive office or lending office is located), or shall result in the imposition, modification or applicability of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or any LC Bank, or shall result in the imposition on any Lender, any LC Bank or the London interbank market of any other condition affecting this Agreement, such Lender's Commitment or any Extension of Credit (other than an ABR Loan) made by such Lender or LC Bank, and the result of any of the foregoing shall be to increase the cost to such Lender or LC Bank (as the case may be) of making or maintaining any Extension of Credit (other than an ABR
Loan) or to reduce the amount of any sum received or receivable by such Lender or LC Bank (as the case may be) hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or LC Bank (as the case may be) to be material, then the Borrower shall, upon receipt of the notice and certificate provided for in Section 2.12(c), promptly pay to such Lender or LC Bank (as the case may be) such additional amount or amounts as will compensate such Lender or LC Bank (as the case may be) for such additional costs incurred or reduction suffered.

         (b) If any Lender or any LC Bank shall have determined that the adoption of any law, rule, regulation or guideline arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender or any LC Bank (or any lending office of such Lender or LC Bank) or any Lender's or any LC Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or LC Bank's (as the case may be) capital or on the capital of such Lender's or LC Bank's (as the case may be) holding company, if any, as a consequence of this Agreement, such Lender's Commitment or the Extensions of Credit made by such Lender or LC Bank (as the case may be) pursuant hereto to a level below that which such Lender or LC Bank (as the case may be) or such Lender's or LC Bank's (as the case may be) holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or LC Bank's (as the case may be) policies and the policies of such Lender's or LC Bank's (as the case may be) holding company with respect to capital adequacy) by an amount deemed by such Lender or LC Bank (as the case maybe) to be material, then from time to time such additional amount or amounts as will compensate such Lender or LC Bank (as the case may be) for any such reduction suffered will be paid by the Borrower to such Lender or LC Bank (as the case may be).

         (c) A certificate of each Lender or LC Bank setting forth such amount or amounts as shall be necessary to compensate such Lender or LC Bank (as the case may be)or its holding company as specified in subsection (a) or (b) above, as the case may be, and containing an explanation in reasonable detail of the manner in which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender or LC Bank (as the case may be) the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same. Each Lender and each LC Bank shall give prompt notice to the Borrower of any event of which it has knowledge, occurring after the date hereof, that it has determined will require compensation by the Borrower pursuant to this Section; provided, however, that failure by such Lender or LC Bank to give such notice shall not constitute a waiver of such Lender's or LC Bank's (as the case may be)right to demand compensation hereunder.

         (d) Failure on the part of any Lender or any LC Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's or LC Bank's (as the case may be) right to demand compensation with respect to such period or any other period; provided, however, that no Lender or LC Bank shall be entitled to compensation under this Section 2.12 for any costs incurred or reductions suffered with respect to any date unless it shall have notified the Borrower that it will demand compensation for such costs or reductions under subsection (c) above not more than 90 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions. The protection of this Section shall be available to each Lender and each LC Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

         (e) Each Lender and LC Bank agrees that it will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender or LC Bank (as the case may be), be disadvantageous to such Lender or LC Bank (as the case may be).

         SECTION 2.13. Change in Legality.

         (a) Notwithstanding any other provision herein, if any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

              (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn (any Lender delivering such a declaration hereby agreeing to withdraw such declaration promptly upon determining that such event of illegality no longer exists); and

              (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in subsection (b) below.

In the event any Lender shall exercise its rights under paragraph (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

         (b) For purposes of this Section 2.13, a notice by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt.

         SECTION 2.14. Pro Rata Treatment.

         Except as provided elsewhere in this Agreement with respect to the reimbursement of draws under Letters of Credit and except as required under Sections 2.02, 2.10(c), 2.11(a), 2.15, 2.18, 6.04 and 9.13, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reduction of the Commitments and each refinancing or conversion of any Borrowing with a Borrowing of any Type, shall be allocated pro rata among the Lenders in accordance with their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans, LC Outstandings or Extensions of Credit, as applicable). Each payment of principal of any Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective principal amounts of their outstanding Loans comprising such Borrowing. Each payment of interest on any Borrowing shall be allocated pro rata among the Lenders participating in such Borrowing in accordance with the respective amounts of accrued and unpaid interest on their outstanding Loans comprising such Borrowing. Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's share of such Borrowing to the next higher or lower whole dollar amount.

         SECTION 2.15. Sharing of Setoffs.

         Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Outstanding Credits (other than any such payment from the proceeds of the Collateral held in such Lender's Cash Collateral Account), as a result of which the unpaid portion of its Outstanding Credits (calculated without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in such Lender's Cash Collateral Account) shall be proportionately less than the unpaid portion of the Outstanding Credits of any other Lender (calculated without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in such Lender's Cash Collateral Account), it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Outstanding Credits of such other Lender, so that the aggregate unpaid amount of the Outstanding Credits and participations in the Outstanding Credits held by each Lender (calculated, in each case, without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in such Lender's Cash Collateral Account) shall be in the same proportion to the aggregate unpaid amount of all Outstanding Credits then outstanding (calculated without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in any Lender's Cash Collateral Account) as the amount of its Outstanding Credits (calculated without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in any Lender's Cash Collateral Account) prior to such exercise of banker's lien, setoff or counterclaim or other event was to the amount of all Outstanding Credits outstanding (calculated without regard to any payment in respect of any Outstanding Credits from the proceeds of the Collateral held in any Lender's Cash Collateral Account) prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.15 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in Outstanding Credits deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made an Extension of Credit in the amount of such participation.

         SECTION 2.16. Payments.

         (a) The Borrower shall make each payment (including principal of or interest on any Extension of Credit or any Fees or other amounts) hereunder from an account in the United States not later than 12:00 noon, New York City time, on the date when due in dollars to the Collateral Agent at its offices at Eleven Madison Avenue, Mail Stop OMA-02, New York, New York 10010-3629,
Attention: Christopher Kim/Agency Group (facsimile: (212) 325-8304) in immediately available funds. Each such payment shall be made without off-set, deduction or counterclaim, provided, that the foregoing shall not constitute a relinquishment or waiver of the Borrower's rights to any independent claim that the Borrower may have against either Agent, any LC Bank or any Lender.

         (b) Except as otherwise provided in this Agreement, whenever any payment (including principal of or interest on any Extension of Credit or any Fees or other amounts) hereunder shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

         SECTION 2.17. Taxes.

         (a) Any and all payments of principal and interest on any of the Outstanding Credits, or of any Fees or indemnity or expense reimbursements by the Borrower hereunder ("Borrower Payments") shall be made, in accordance with
Section 2.16, free and clear of and without deduction for any and all current or future United States Federal, state and local taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect to such Borrower Payments, but only to the extent reasonably attributable to such Borrower Payments, excluding (i) income taxes imposed on the net income of the Agents, any LC Bank or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Agents, any LC Bank or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent, any LC Bank or such Lender (or Transferee) is organized or doing business through offices or branches located therein, or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If the Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee), the Agents or LC Bank, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17) such Lender (or Transferee), Agent or LC Bank (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

         (b) In addition, the Borrower shall pay to the relevant United States Governmental Authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Letter Agreement or any other Loan Document ("Other Taxes").

         (c) The Borrower shall indemnify each Lender (or Transferee thereof), each Agent and each LC Bank for the full amount of Taxes and Other Taxes with respect to Borrower Payments paid by such person, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant United States Governmental Authority. A certificate setting forth and containing an explanation in reasonable detail of the manner in which such amount shall have been determined and the amount of such payment or liability prepared by a Lender or an LC Bank, or the Administrative Agent on their behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date an Lender (or Transferee), Agent or LC Bank, as the case may be, makes written demand therefor.

         (d) If any Lender (or Transferee), Agent or LC Bank shall become aware that it is entitled to claim a refund from a United States Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.17, it shall promptly notify the Borrower of theavailability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such United States Governmental Authority for such refund at the Borrower's expense. If any Lender (or Transferee), Agent or LC Bank receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower had paid additional amounts pursuant to this Section 2.17, it shall within 30 days from the date of such receipt pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee), Agent or LC Bank and without interest (other than interest paid by the relevant United States Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of such Lender (or Transferee), Agent or LC Bank, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender (or Transferee), Agent or LC Bank in the event such Lender (or Transferee), Agent or LC Bank is required to repay such refund to such United States Governmental Authority.

         (e) As soon as practicable, but in any event within 30 days, after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant United States Governmental Authority, the Borrower will deliver to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such United States Governmental Authority evidencing payment thereof.

         (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.17 shall survive the payment in full of the principal of and interest on all Extensions of Credit made hereunder.

         (g) Each Agent, LC Bank and Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender" or "Non U.S. Agent", as applicable) shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, United States Federal withholding tax on payments by the Borrower under this Agreement. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.17(g), a Non-U.S. Lender shall not be required to deliver any form pursuant to this
Section 2.17(g) that such Non-U.S. Lender is not legally able to deliver.

         (h) The Borrower shall not be required to indemnify any Non-U.S. Lender or Non-U.S. Agent (including any Transferee), or to pay any additional amounts to any Non-U.S. Lender or Non-U.S. Agent (including any Transferee), in respect of United States Federal, state or local withholding tax pursuant to subsection
(a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal, state or local withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to an Extension of Credit; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Borrower; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, LC Bank or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause
(i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, LC Bank or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such additional amounts or such indemnity payments would not have arisen but for a failure by such Non-U.S. Lender (including any Transferee) to comply with the provisions of subsections
(g) above and (i) below.

         (i) Any LC Bank or Lender (or Transferee) claiming any indemnity payment or additional amounts payable pursuant to this Section 2.17 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the good faith determination of such LC Bank or Lender
(or Transferee) (as the case may be), be otherwise disadvantageous to such LC Bank or Lender (or Transferee) (as the case may be).

         (j) Nothing contained in this Section 2.17 shall require any Lender (or Transferee), Agent or LC Bank to make available to the Borrower any of its tax returns (or any other information) that it deems to be confidential or proprietary.

         SECTION 2.18. Assignment of Commitments Under Certain Circumstances.

         In the event that any Lender or LC Bank shall have delivered a notice or certificate pursuant to Section 2.12 or 2.13, or the Borrower shall be required to make additional payments to any Lender or LC Bank under Section 2.17, the Borrower shall have the right, at its own expense, upon notice to such Lender or LC Bank (as the case may be) and the Administrative Agent, to require such Lender or LC Bank (as the case may be) to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.04) all such Lender's or LC Bank's (as the case may be) interests, rights and obligations contained hereunder to another financial institution approved by the Administrative Agent and the Borrower (which approval shall not be unreasonably withheld) which shall assume such obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee shall pay to the affected Lender or LC Bank (as the case may be) in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Extensions of Credit made by it hereunder and all other amounts accrued for its account or owed to it hereunder.

                                                                             24
                                  Article III
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to each Agent, Lender and LC Bank as follows:

         SECTION 3.01. Organization; Powers.

         The Borrower (i) is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite trust power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Change, and (iv) has all requisite trust power and authority to execute and deliver the Loan Documents, to perform its obligations under the Loan Documents and to request and receive Extensions of Credit hereunder.

         SECTION 3.02. Authorization.

         The execution, delivery and performance by the Borrower of the Loan Documents and the Extensions of Credit hereunder (i) have been duly authorized by all requisite trust action and (ii) will not (A) violate (x) any provision of any law, statute, rule or regulation (including, without limitation, the Margin Regulations) or of the Governing Instruments, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon any property or assets of the Borrower, other than pursuant to the Security Documents.

         SECTION 3.03. Enforceability.

         Each Loan Document constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except to the extent that enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         SECTION 3.04. Security Interests.

         Each Security Document creates a valid and first priority Lien in the Collateral described therein that exists, and on or prior to the Closing Date, all filings and other actions necessary to perfect and protect such Liens will have been taken.

         SECTION 3.05. Governmental Approvals.

         Other than as required by Section 3.04, no action, consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Borrower of any Loan Document as of the date hereof and, after the date hereof, such actions, consents, approvals, registrations, filings and other actions that will be (A) duly obtained, (B) maintained in full force and effect and (C) sufficient for their respective purposes.

         SECTION 3.06. Financial Statements.

         (a) When delivered pursuant to Section 5.04(a), the balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of each fiscal year of the Borrower and the related statements of income, retained earnings and cash flows for the fiscal year then ended, reported on by Deloitte & Touche LLP or another nationally recognized accounting firm will fairly present, in conformity with GAAP, the financial position of the Borrower as of such dates and the results of operations and cash flows for the periods ending on such dates. When delivered pursuant to Section 5.04(b), the unaudited balance sheet of the Borrower as of the end of each fiscal quarter (other than any fiscal quarter that ends at the end of a fiscal year) and the related consolidated statements of income and cash flows for the three-, six- or nine- (as applicable) month period ending on such date, certified by a Financial Officer of the Borrower, will fairly present (subject to year-end adjustments), in conformity with GAAP, the financial position of the Borrower as of such dates and its results of operations and cash flows for the periods ending on such dates.

         (b) Since the date of this Agreement, there has been no Material Adverse Change.

         SECTION 3.07. Litigation.

         There is no action, suit or proceeding pending against, or to the knowledge of the Borrower, threatened against or affecting, the Borrower before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision that could materially adversely affect the ability of the Borrower to pay its obligations hereunder or that in any manner draws into question the validity of any Loan Document.

         SECTION 3.08. Federal Reserve Regulations.

         (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         (b) No part of the proceeds of any Extension of Credit will be used by the Borrower, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to refund indebtedness originally incurred for such purpose, or for any other purpose that entails a violation of, or that is inconsistent with, the provisions of the Margin Regulations.

        (c) Not more than 25% of the value of the assets of the Borrower subject to the restrictions of Sections 5.09 and 5.10 are represented by Margin Stock.

        SECTION 3.09. Investment Company Act; Public Utility Holding Company
                      Act.

        (a) The Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

        (b) The Borrower is exempt from all provisions of the Public Utility Holding Company Act of 1935 and rules and regulations thereunder, except for Sections 9(a)(2) and 33 of such Act and the rules and regulations thereunder, and the execution and delivery by the Borrower of the Loan Documents and its performance of the obligations thereunder do not violate any provision of such Act or any rule or regulation thereunder.

         SECTION 3.10. No Material Misstatements.

         No report, financial statement or other written information furnished by or on behalf of the Borrower to the Agents or any Lender pursuant to or in connection with the Loan Documents contains or will contain any material misstatement of fact or omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or will be made, not misleading.

         SECTION 3.11. Taxes.

         The Borrower has filed or caused to be filed within 3 days of the date on which due, all material Federal, state and local tax returns that to its knowledge are required to be filed by it, and has paid or caused to be paid all material taxes shown to be due and payable on such returns or on any assessments received by them, other than any taxes or assessments the validity of which is being contested in good faith by appropriate proceedings and with respect to which appropriate accounting reserves have to the extent required by GAAP been set aside.

         SECTION 3.12. Borrower Activities.

         The Borrower has no assets or liabilities, and at no time prior to the date hereof has had, any assets or liabilities other than its rights in the Collateral, its rights and obligations under the Loan Documents, the Trust Agreement, the Administration Agreement, the Letter Agreement, the Trustee Fee Letter and the Parent Facility and ordinary expenses relating to the administration of its rights and obligations under the Loan Documents, the Trust Agreement, the Administration Agreement, the Letter Agreement, the Trustee Fee Letter and the Parent Facility; the Borrower does not engage in, and no time prior to the date hereof has engaged in, any activity or business other than those activities and the businesses directly related to the performance of its obligations and the exercise of its rights under the Loan Documents and the Parent Facility.

         SECTION 3.13. Solvency

         As of the date hereof, and after giving effect to the transactions contemplated by the Loan Documents and the Parent Facility, the Borrower is Solvent.

                                   Article IV
                                   CONDITIONS

         SECTION 4.01. Conditions for the Commitments.

         The Commitment of each Lender is subject to the satisfaction of the following conditions:

         (a) The Administrative Agent shall have received the following documents, each dated (except as specified below) the date hereof (the "Closing Date"), in form and substance reasonably satisfactory to the Administrative Agent and in sufficient copies for each Lender:

             (i) A counterpart to this Agreement executed by each Lender, the Collateral Agent, each LC Bank and the Borrower.

             (ii) Counterparts of the Security Agreement executed by the Borrower and CSFB, as Collateral Agent.

             (iii) Counterparts of each Pledge Agreement executed by the Borrower and CSFB, as Collateral Agent and as securities intermediary.

             (iv) Counterparts of the Control Agreement executed by the Borrower, The Bank of New York and the Collateral Agent.

             (v) An executed copy of a letter regarding payment instructions from the Borrower to TXU pursuant to the Parent Facility.

             (vi) Lien search results (dated as of a recent date) with respect to the Borrower from all appropriate jurisdictions and filing offices satisfactory to the Agents and evidence of the creation, perfection and first priority status of the Liens granted pursuant to the Security Documents.

             (vii) A copy of the certificate of trust of the Borrower, certified as of a recent date by the Secretary of State of the State of Delaware, and a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State and from the Secretary of State of the State of New York.

             (viii) A certificate of a Responsible Officer certifying (A) that attached thereto are true and complete copies of the Governing Instruments as in effect on the Closing Date, (B) that the Trust Agreement authorizes the execution and delivery by the Borrower of the Loan Documents, the Extensions of Credit to be made hereunder and the performance by the Borrower of all of its obligations under the Loan Documents and (C)that the Governing Instruments referred to in clause
         (A) above have not been amended since the date of the last such amendment attached to such certificate.

             (ix) A certificate of a Responsible Officer stating that (A) no action, consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Borrower of the Loan Documents, (B) the representations and warranties set forth in Article III hereof are true and correct in all material respect as of the Closing Date and (C) no Event of Default or Default has occurred and is continuing on the Closing Date.

             (x) A certificate of a duly authorized officer of the Trustee as to
         (A) the incumbency and specimen signature of each officer of the Trustee executing each Loan Document and any other document to be delivered in connection therewith by the Trustee on its own behalf or on behalf of the Borrower, as applicable, (B) the organizational status, existence and good standing of the Trustee, and (C) the accuracy and completeness of copies of resolutions attached to such certificate authorizing the execution and delivery by the Trustee of the Loan Documents on behalf of the Borrower and all other documents to be delivered in connection therewith by the Trustee on its own behalf or on behalf of the Borrower.

             (xi) Favorable written legal opinions of (i) (A) Thelen Reid & Priest LLP, special New York counsel to the Borrower, (B) Hunton & Williams LLP, counsel to the Borrower, and (C) Richards Layton & Finger, P.A., special Delaware counsel to the Borrower and the Trustee, and (ii) King & Spalding LLP, special New York counsel to the Agents, in each case dated the Closing Date, addressed to the Agents, the LC Banks and the Lenders and in form and substance satisfactory to the Administrative Agent.

         (b) The Agents shall have received such other approvals, opinions, certificates, instruments and documents as the Agents, any LC Bank or any Lender may have reasonably requested, in form satisfactory to the Agents and the requesting LC Bank or Lender (if applicable).

         SECTION 4.02. Conditions for Initial Extension of Credit.

         The obligation of each Lender and LC Bank to make the initial Extension of Credit to or for the account of the Borrower hereunder are subject to the satisfaction of the following conditions on or prior to the date of such Extension of Credit (such date being the "Funding Date"):

         (a) The Closing Date shall have occurred.

         (b) The Administrative Agent shall have received evidence satisfactory to it that (i) the Borrower has been capitalized by TXU with funds in an amount at least equal to 105% of the Total Commitment on the Funding Date, (ii) the Cash Collateral Value of each Cash Collateral Account shall be at least equal to such Cash Collateral Account's Cash Collateral Requirement, and (iii) all fees of the Trustee that are expected to become due and payable by the Borrower through the Maturity Date as compensation for the Trustee's services to the Borrower have been paid in full.

         (c) The Agents shall have received all fees required to be paid on or prior to the Closing Date, and reimbursement for all costs and expenses of the Agents payable under Section 9.05 for which invoices have been presented on or prior to the Funding Date.

         SECTION 4.03. Conditions for All Extensions of Credit.

         The obligation of each Lender to make each Loan and of each LC Bank to make each Extension of Credit relating to a Letter of Credit shall be subject to the satisfaction of the following conditions precedent on the date of such Extension of Credit:

         (a) The Administrative Agent shall have received from the Borrower a notice requesting such Extension of Credit as required by Section 2.03 or 2.04, as applicable.

         (b) The representations and warranties of the Borrower set forth in
Article III hereof (except in the case of any Extension of Credit that does not increase the aggregate principal amount of the Outstanding Credits of any Lender, the representations set forth in Sections 3.06(b) and 3.07) shall be true and correct in all material respects on and as of the date of such Extension of Credit with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

         (c) At the time of and immediately after such Extension of Credit, no Default or Event of Default shall have occurred and be continuing or would result from the making of such Extension of Credit.

         (d) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the matters set forth in subsections (b) and (c) of this Section 4.02 are true and correct as of such date.

Each such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date of such Extension of Credit as to the matters specified in subsections (b) and (c) of this Section 4.03.

                                   Article V
                                    COVENANTS

         The Borrower agrees that, so long as any Lender has any Commitment hereunder or any amount payable hereunder remains unpaid:

         SECTION 5.01. Existence, Preservation of Rights and Modifications of
                       Governing Instruments.

         It (i) will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all rights, licenses, permits, franchises and authorizations necessary or desirable in the normal conduct of its business, (ii) will not modify, amend or revoke any Governing Instrument, other than modifications or amendments that relate solely to the ministerial provisions of the applicable Governing Instrument and that do not affect the rights of the Secured Parties.

         SECTION 5.02. Performance Under Parent Facility.

         It will duly perform all its obligations and diligently and promptly enforce all its rights under the Parent Facility and will not modify or waive any provision of the documents evidencing the Parent Facility without the prior written consent of the Lenders, which consent will not be unreasonably withheld or conditioned upon the payment of any fee to the Lenders; provided, however, that if (i) the "Commitment" under the Parent Facility shall have been terminated and all loans, interest and other amounts then due and payable by TXU under the Parent Facility shall have been paid in full, (ii) no Default or Event of Default (including with respect to the Borrower's obligations under Section 5.12) shall have occurred and be continuing, and (iii) the Total Commitment shall have been terminated, the Borrower may release TXU from all of its obligations under the Parent Facility including those that, by their terms, would survive the termination of such "Commitment" and the payment of such amounts.

         SECTION 5.03. Compliance with Law.

         It will comply with all applicable material laws, rules, regulations and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the validity or applicability of such laws, rules, regulations or orders is being contested by appropriate proceedings in good faith.

         SECTION 5.04. Financial Statements, Reports, Etc.

         The Borrower will furnish to the Agents and each Lender:

         (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, an audited balance sheet of the Borrower as of the end of such fiscal year and the related statements of income, retained earnings and cash flows for such fiscal year, (i) setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing and (ii) showing the assets, liabilities and income of the Borrower as separate and distinct from that of TXU and any other Subsidiary of TXU;

         (b) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Borrower a balance sheet of the as of the end of such quarter and the related statements of income for such quarter, for the portion of the Borrower's fiscal year ended at the end of such quarter, and for the twelve months ended at the end of such quarter, and the related statement of cash flows for the portion of the Borrower's fiscal year ended at the end of such quarter, (i) setting forth comparative figures for previous dates and periods, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by a Financial Officer of the Borrower and (ii) showing the assets, liabilities and income of the Borrower as separate and distinct from that of TXU and any other Subsidiary of TXU;

         (c) simultaneously with any delivery of each set of financial statements referred to in subsections (a) and (b) above, a certificate of a Financial Officer of the Borrower substantially in the form of Exhibit H (with such changes to such form as the Collateral Agent may, in its reasonable discretion, deem appropriate) (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.12 on the date of such financial statements, (ii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto and (iii) certifying that such financial statements were prepared in accordance with GAAP, consistently applied;

         (d) forthwith upon becoming aware of the occurrence of any Default or Event of Default, a certificate of a Responsible Officer setting forth the details thereof and the action that the Borrower is taking or proposes to take with respect thereto; and

         (e) promptly, from time to time, such additional information regarding the financial position or business of the Borrower as any Agent, at the request of any Lender or LC Bank, may reasonably request.

         SECTION 5.05. Taxes, Etc.

         It will (i) elect to be disregarded for Federal income tax purposes and
(ii) pay and discharge promptly when due all material taxes, assessments and governmental charges imposed upon it or upon its income or profits or in respect of its property, as well as all other material liabilities, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP, have been set aside.

         SECTION 5.06. Maintenance and Preparation of Records; Access to Properties and Inspections.

         It will (i) maintain financial records in accordance with GAAP (and in it properly account for all contributions of capital from TXU), separate and distinct from the financial records of TXU and any other Subsidiary of TXU and otherwise in a manner that will not render it difficult or costly to segregate, ascertain and otherwise identify the assets of the Borrower, (ii) pay the cost of the maintenance of its financial records and the preparation of its financial reports from its own assets; and (iii) upon reasonable notice and at reasonable times, permit authorized representatives designated by any Agent, Lender or LC Bank to visit and inspect its properties, books and records and to discuss its affairs, finances and condition with the Trustee or its officers.

         SECTION 5.07. Consolidated Financial Statements.

         If the financial statements of the Borrower are consolidated with the financial statements of any other person, the Borrower will ensure that such financial statements will contain a narrative description of the assets, liabilities, business functions, operations and existence of the Borrower to ensure that such separate assets, liabilities, business functions, operations and existence are readily distinguishable by any person receiving or relying on such consolidated financial statements (including, without limitation, any creditor of TXU or any other Subsidiary of TXU).

         SECTION 5.08. Use of Proceeds.

         It will not use the proceeds of the Extensions of Credit for purposes other than to satisfy the obligations of the Borrower under the Parent Facility to make loans to TXU and arrange for the issuance of letters of credit.

         SECTION 5.09. Consolidations, Mergers, Sales and Acquisitions of Assets, Creation of Subsidiaries and Assignments Under the Parent Facility.

         It will not (i) consolidate or merge with or into any person, (ii) make any disposition of its assets, other than in compliance with the Security Documents, as permitted under Section 5.13 or in order to pay operating expenses pursuant to Article VI, (iii) create, acquire or suffer to exist any Subsidiary of the Borrower or acquire any assets of or make any investments in any other person, other than in the form of Permitted Investments or pursuant to the Parent Facility, or (iv) assign, transfer or grant any participation in its rights and obligations under the Parent Facility, other than pursuant to the Security Agreement.

         SECTION 5.10. Limitations on Liens.

         It will not create or assume or permit to exist any Lien in respect of any property or assets of any kind (real or personal, tangible or intangible) of the Borrower, other than (i) such Liens granted pursuant to the Security Documents and (ii) such Liens being contested in any commercially reasonable manner by the Borrower on or with respect to such property or assets where the claim underlying such Lien is not in excess of $2,000,000; provided that no such contest shall continue beyond the date that is 30 days from the date of the incurrence or creation of such Lien.

         SECTION 5.11. Limitation on Activities.

         It will at all times maintain itself as a special purpose entity and will not engage in any activity other than (i) investing in Permitted Investments, (ii) entering into, and exercising its rights and performing its obligations under, the Loan Documents, the Letter Agreement, the Trustee Fee Letter, the Parent Facility and the Governing Instruments, and (iii) making distributions to TXU in accordance with Section 5.13.

         SECTION 5.12. Cash Collateral Requirement.

         At all times on and after the Funding Date, it will maintain Collateral in each Cash Collateral Account having a Cash Collateral Value at least equal to the Cash Collateral Requirement of such Cash Collateral Account; provided; however, that for a period of two Business Days following any drawing under a Letter of Credit issued by any Lender, the Cash Collateral Value of such Lender's Cash Collateral Account may exceed such Lender's Cash Collateral Requirement by an amount equal to the amount of such drawing.

         SECTION 5.13. Restricted Payments.

         It will not directly or indirectly declare or make any Restricted Payment; provided, however, that (i) the Borrower may make Restricted Payments no more than once in each fiscal quarter of the Borrower during the ten-day period following the delivery of the financial statements and certificates described in Sections 5.04(a), (b) and (c) if no Default or Event of Default has occurred and is continuing or would result from the making of such Restricted Payment (including, without limitation, any Default or Event of Default resulting from the Borrower's failure to comply with Section 5.12 or to reimburse any LC Bank for any drawing under any Letter of Credit on the date of such drawing), (ii) if no Default or Event of Default has occurred and is continuing or would result from the making of such Restricted Payment, the Borrower may make a Restricted Payment on the date of each reduction in the Commitment of any Lender pursuant to Section 2.10 in an amount no greater than 105% of the amount of such Commitment reduction and (iii) the Borrower may make Restricted Payments from the funds described in clause FIFTH of Section 6.04(a); provided, in the case of each of clauses (i), (ii) and (iii) above, a Responsible Officer shall have delivered a certificate to the Collateral Agent stating that the applicable requirements described above have been satisfied and directing the Collateral Agent as to the amount of such Restricted Payment to be made from each Cash Collateral Account pursuant to the applicable provisions of
Article VI.

         SECTION 5.14. Maintenance of Accounts.

         It will at all times maintain the Cash Collateral Accounts and the Revenue Account with the Collateral Agent and will not maintain any other bank, deposit, investment or brokerage account.

         SECTION 5.15. Bankruptcy.

         It will not institute any proceeding seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seek the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any of its assets, or make a general assignment for the benefit of creditors, unless the Trustee has determined that the Borrower is not Solvent, based upon written advice from nationally-recognized bankruptcy counsel.

         SECTION 5.16. Commingling.

         It will not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of TXU or any other Subsidiary of TXU, and it will pay its own liabilities, losses and expenses only from its own funds.

         SECTION 5.17. No Guaranties or Other Debt.

         Other than as contemplated by the arrangement of letters of credit under the Parent Facility, it will not (i) guaranty or become obligated for the debts or obligations of any other person or (ii) acquire or assume the obligations of TXU or any other Subsidiary of TXU or otherwise incur any Indebtedness.

         SECTION 5.18.  Special Purpose Entity.

         It will hold itself out as a special purpose entity, separate and distinct from each other person, including, without limitation, TXU and its other Subsidiaries, and, as soon as reasonably practicable, will correct any known misunderstanding regarding its separate identity; without limiting the foregoing, it will use separate stationery and other printed materials bearing its own name and will not identify itself as a division or department of TXU or any other Subsidiary of TXU.

         SECTION 5.19. Compensation of Third Parties.

         It will compensate all consultants, independent contractors, accountants, trustees, lawyers and agents from its own funds for services provided to it by such persons.

         SECTION 5.20. Allocation of Rent and Overhead.

         If the Borrower and TXU or any other Subsidiary of TXU occupy any premises in the same location, the Borrower will allocate fairly, reasonably, appropriately and nonarbitrarily among such persons any rent and overhead expenses, such that each such person bears its reasonable and fair share of such rent and expenses.

         SECTION 5.21. Allocation of Costs of Officers and Employees.

         If the Borrower and TXU or any other Subsidiary of TXU share the same officers or other employees, the Borrower will allocate fairly, reasonably, appropriately and nonarbitrarily among such persons any salary and benefit costs associated therewith, such that each such person bears its reasonable and fair share of such costs.

         SECTION 5.22. Allocation of Costs of Joint Contracting.

         If the Borrower and TXU or any other Subsidiary of TXU jointly contract or do business with vendors or service providers, the Borrower will allocate fairly, reasonably, appropriately and nonarbitrarily among such persons any costs and expenses of doing so, such that each such person bears its reasonable and fair share of such costs and expenses.

         SECTION 5.23. Allocation of Costs of Vendors and Service Providers.

         If the Borrower contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of TXU or another Subsidiary of TXU, the Borrower will allocate fairly, reasonably, appropriately and nonarbitrarily among such persons any costs and expenses in doing so to the person for whose benefit such goods and services are provided, such that each such person bears its reasonable and fair share of such costs and expenses.

         SECTION 5.24.  Arm's-Length Transactions.

         It will enter into transactions with TXU and any other Subsidiary of TXU only (i) on a commercially reasonable and arm's-length basis, and (ii) if such transaction is documented in writing; provided, however, that the parties to this Agreement acknowledge that the transactions contemplated by the Parent Facility (including, without limitation, the Trust Agreement and the Administration Agreement) satisfy the foregoing requirements as of the date hereof.

                                   Article VI
                                  THE ACCOUNTS

         SECTION 6.01. Establishment and Management of Accounts.

         (a) On or prior to the Closing Date, the Borrower will establish (i) at The Bank of New York's office at 101 Barclay Street, 12E Floor, New York, NY 10286, account #217049 entitled "LOC Trust 2003 - Revenue Account"
(the "Revenue Account") and (ii) at the Collateral Agent's office at
Eleven Madison Avenue, Mail Stop OMA-2, New York, NY 10010-3629, separate collateral accounts for each Lender (each a "Cash Collateral Account", and together with the Revenue Account, the "Accounts"). The
Revenue Account shall be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement. Each
Cash Collateral Account shall be pledged to the Collateral Agent for the benefit of the Agents and the Lender designated in the name of such Cash Collateral Account pursuant to the Pledge Agreement in which such Lender is named as a secured party.

         (b) Each Account shall remain in the exclusive possession of, and under the sole dominion and control of, the Collateral Agent; provided that so long as there shall not have occurred any Event of Default, the Borrower (i) shall be entitled to direct the investment and reinvestment of funds and the liquidation of investments held from time to time in the Cash Collateral Accounts in accordance with Section 6.03(a) and (ii) may make Restricted Payments from the funds held in the Cash Collateral Accounts in accordance with Sections 5.13 and 6.03(b) and clause FIFTH of Section 6.04(a). Any cash held by the Collateral Agent for which the Collateral Agent has not received written instructions from the Borrower regarding investment thereof shall be held by the Collateral Agent in the appropriate Deposit Accounts (as such term is defined, with respect to each Lender, on Schedule 2).

         (c) Each month during the term of this Agreement the Collateral Agent shall prepare and deliver to the Borrower and each Lender and LC Bank a statement of the balances in, and each transaction with respect to, each Account.

         (d) The Collateral Agent shall in no event be liable in connection with the investment or reinvestment of any moneys held by it hereunder in accordance with this Agreement and the other Loan Documents, including for any delays in the investment or reinvestment of such moneys, or any loss of interest incidental to any such delays, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent.

         (e) The Borrower shall deliver to the Collateral Agent such U.S. Internal Revenue Service forms as are necessary and required for the Collateral Agent to report the income earned on the investment and reinvestment of the monies in the Accounts, which obligation shall survive the termination of this Agreement.

         (f) Permitted Investments shall be valued as follows:

         (i) for the purpose of determining the Cash Collateral Value of any Cash Collateral Account, all Permitted Investments credited to such Account shall be valued at fair market value. The fair market value of Permitted Investments shall be based on accepted industry standards and from accepted industry providers. Accepted industry providers shall include but are not limited to pricing services provided by Financial Times Interactive Data Corporation, Merrill Lynch, Citigroup, Bear Stearns or Lehman Brothers;

         (ii) as to certificates of deposit, the value thereof shall be determined by the face amount thereof, plus accrued interest thereon; and

         (iii) as to any investment not specified above, the value thereof established by prior agreement among the Borrower, the Collateral Agent and the Lender for the benefit of which such Permitted Investment is pledged.

         SECTION 6.02. The Revenue Account.

         (a) Except as specifically provided otherwise in Section 6.04, the Collateral Agent shall promptly upon receipt thereof deposit in the Revenue Account all monies received by the Collateral Agent pursuant to Section 2.16 hereof and Section 4.5 of the Security Agreement. All funds deposited in the Revenue Account before 12:00 noon (New York City time) on any Business Day shall be distributed on such Business Day as provided in subsection (b) or (c) below, as applicable; all funds deposited in the Revenue Account after 12:00 noon (New York City time) on any Business Day, to the extent practicable, shall be distributed on such Business Day pursuant to subsection (b) or (c) below, and if not practicable, shall be held by the Collateral Agent in the Revenue Account and distributed pursuant to subsection (b) or (c) below on the following Business Day. The Borrower hereby irrevocably authorizes and empowers the Collateral Agent, as the attorney-in-fact for the Borrower, to endorse any check or any other instrument or security to be deposited or held in the Revenue Account requiring the endorsement of the Borrower, which power is coupled with an interest and is irrevocable until the Maturity Date and the payment in full of all Outstanding Credits and other amounts payable by the Borrower under the Loan Documents.

         (b) If no Acceleration shall have occurred, on each Business Day the Collateral Agent shall distribute funds held in the Revenue Account as of 12:00 noon (New York City time) on such Business Day in the following priority and amounts, unless otherwise directed by the Borrower and the Lenders (with the consent of the Trustee if such directions would affect the priority of any payment to the Trustee or any of its officers, directors, employees, shareholders or agents):

     FIRST, to the payment of the fees and expenses of the Trustee and any indemnity payable by the Borrower to the Trustee or its officers, directors, employees, shareholders or agents; SECOND, to the payment of other operating expenses of the Borrower certified by the Borrower to the Collateral Agent to be then due and payable, in accordance with instructions of the Borrower included in such certificate; THIRD, to the payment of fees and expenses then due and payable to the Collateral Agent under the Loan Documents; FOURTH, to the payment of fees and expenses then due and payable to the Administrative Agent under the Loan Documents; FIFTH, to the payment of Commitment Fees then due and payable to the Lenders pro rata in accordance with each Lender's percentage of all such obligations then due and payable; SIXTH, to the payment of LC Fees then due and payable to the LC Banks pro rata in accordance with each LC Bank's percentage of all such obligations then due and payable; SEVENTH, to the payment of any interest then due and payable on the Loans pro rata in accordance with each Lender's percentage of all such obligations then due and payable; EIGHTH, to the payment of any reimbursement obligations in respect of Letters of Credit then due and payable pro rata in accordance with each LC Bank's percentage of all such obligations then due and payable; NINTH, to the payment of principal of the Loans then due and payable pro rata in accordance with each Lender's percentage of all such obligations then due and payable; TENTH, to the payment of all other obligations of the Borrower under the Loan Documents not otherwise described in this Section 6.02(b) then due and payable; and ELEVENTH, to the Lenders' Cash Collateral Accounts pro rata in accordance with the Lenders' respective Commitments (irrespective of usage).

     (c) If Acceleration shall have occurred, all Shared Collateral held by the Collateral Agent in the Revenue Account (including deposits and investments thereof in the Revenue Account) and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Shared Collateral shall be applied to the payment of the fees and expenses of the Trustee and any indemnity payable by the Borrower to the Trustee or its officers, directors, employees, shareholders or agents, and the balance may, in the discretion of the Collateral Agent, or shall, at the instruction of the Lenders, be held by the Collateral Agent as Collateral for the Secured Parties, and then or at any time thereafter be distributed in whole or in part by the Collateral Agent in the following order of priority unless otherwise directed by the Lenders (with the consent of the Collateral Agent if such directions would affect the priority of any payment to any Agent and the consent of the Trustee if such directions would affect the priority of any payment to the Trustee or any of its officers, directors, employees, shareholders or agents):

     FIRST, to the payment of other operating expenses of the Borrower certified by the Borrower to the Collateral Agent to be then due and payable, in accordance with instructions of the Borrower included in such certificate; SECOND, to the costs and expenses (including attorneys' fees and expenses), if any, incurred by the Administrative Agent and the Collateral Agent in connection with the collection of such amounts under the Loan Documents, including, without limitation, any costs incurred in connection with the sale or disposition of any Shared Collateral; THIRD, to the payment of other fees and expenses then due and payable to the Collateral Agent under the Loan Documents; FOURTH, to the payment of other fees and expenses then due and payable to the Administrative Agent under the Loan Documents; FIFTH, to the payment of Commitment Fees then due and payable to the Lenders pro rata in accordance with each Lender's percentage of all such obligations then due and payable; SIXTH, to the payment of LC Fees then due and payable to the LC Banks pro rata in accordance with each LC Bank's percentage of all such obligations then due and payable; SEVENTH, to the payment of any interest then due and payable on the Loans pro rata in accordance with each Lender's percentage of all such obligations then due and payable; EIGHTH, to the payment of any reimbursement obligations in respect of Letters of Credit then due and payable pro rata in accordance with each LC Bank's percentage of all such obligations then due and payable; NINTH, to the payment of principal of the Loans then due and payable pro rata in accordance with each Lender's percentage of all such obligations then due and payable; TENTH, to the payment of all other obligations of the Borrower under the Loan Documents not otherwise described in this Section 6.02(c) then due and payable; ELEVENTH, to the Lenders' Cash Collateral Accounts pro rata in accordance with the Lenders' respective Commitments (as in effect immediately prior to such Acceleration), but only to the extent required so that the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to such Lender's Cash Collateral Requirement, and TWELFTH, to the Borrower or as otherwise required by law.

     SECTION 6.03. The Cash Collateral Accounts.

     (a) The Collateral Agent shall invest and reinvest monies on deposit in each Lender's Cash Collateral Account in Permitted Investments of such Lender in accordance with written instructions received from time to time from the Borrower in the form of Exhibit I or, if an Event of Default shall have occurred and be continuing, in such Permitted Investments as may be selected by the Collateral Agent in its sole discretion or upon written instruction received from such Lender. Any cash held by the Collateral Agent without such written instructions regarding its investment shall be held by the Collateral Agent in each Lender's Deposit Account (as such term is defined, with respect to each Lender, on Schedule 2). The Borrower hereby irrevocably authorizes and empowers the Collateral Agent, as the attorney-in-fact for the Borrower, to endorse any check or any other instrument or security to be deposited or held in any Cash Collateral Account requiring the endorsement of the Borrower, which power is coupled with an interest and is irrevocable until the Maturity Date and the payment in full of all Outstanding Credits and other amounts payable by the Borrower under the Loan Documents.

     (b) If no Acceleration shall have occurred, on each Business Day following the distribution of funds described in Section 6.02(b), the Collateral Agent shall distribute funds held in the Cash Collateral Account of any Lender in the following priority and amounts, unless directed otherwise by such Lender and the Borrower (with the consent of the Trustee if such directions would affect the priority of any payment to the Trustee or any of its officers, directors, employees, shareholders or agents):

     FIRST, to the payment of the fees and expenses of the Trustee and any indemnity payable by the Borrower to the Trustee or its officers, directors, employees, shareholders or agents; SECOND, to the payment of other operating expenses of the Borrower certified by the Borrower to the Collateral Agent to be then due and payable, in accordance with instructions of the Borrower included in such certificate; THIRD, to the payment of any fees (other than the Fees) and expenses then due and payable to such Lender (including any such fees and expenses payable to such Lender in its capacity as an LC Bank) under the Loan Documents; FOURTH, to the payment of Commitment Fees then due and payable to such Lender; FIFTH, to the payment of LC Fees then due and payable to such Lender in its capacity as an LC Bank; SIXTH, to the payment of any interest then due and payable on the Loans made by such Lender; SEVENTH, to the payment of any reimbursement obligations in respect of Letters of Credit issued by such Lender in its capacity as an LC Bank then due and payable; EIGHTH, to the payment of principal of the Loans made by such Lender then due and payable; NINTH, to the payment of all other obligations of the Borrower under the Loan Documents not otherwise described in this Section 6.03(b) then due and payable to such Lender (including any such obligations payable to such Lender in its capacity as an LC Bank); TENTH, to be held as cash in such Cash Collateral Account or invested in Permitted Investments in accordance with subsection (a) above; and ELEVENTH, on the date of any Restricted Payment permitted under clause (i) or (ii) of Section 5.13, to payment to the Borrower or its designee in respect of such Restricted Payment.

     (c) If Acceleration shall have occurred, all Collateral held by the Collateral Agent in the Cash Collateral Account of any Lender (including deposits and investments thereof in the Cash Collateral Account) and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of such Collateral shall be applied to the payment of the fees and expenses of the Trustee and any indemnity payable by the Borrower to the Trustee or its officers, directors, employees, shareholders or agents, and the balance may, in the discretion of the Collateral Agent, or shall, at the instruction of such Lender, be held by the Collateral Agent as Collateral for the Agents and such Lender, and then or at any time thereafter distributed in whole or in part by the Collateral Agent in the following order of priority, unless otherwise directed by such Lender (with the consent of the Collateral Agent if such directions would affect the priority of any payment to any Agent and the consent of the Trustee if such directions would affect the priority of any payment to the Trustee or any of its officers, directors, employees, shareholders or agents):

     FIRST, to the payment of other operating expenses of the Borrower (including without limitation any fees, expenses and indemnities due to agents of the Borrower, including the Trustee) certified by the Borrower to the Collateral Agent to be then due and payable, in accordance with instructions of the Borrower included in such certificate; SECOND, to the costs and expenses (including attorneys' fees and expenses), if any, incurred by the Administrative Agent and the Collateral Agent in connection with the collection of such amounts under the Loan Documents, including, without limitation, any costs incurred in connection with the sale or disposition of such Collateral; THIRD, to the payment of other fees and expenses then due and payable to the Collateral Agent under the Loan Documents; FOURTH, to the payment of other fees and expenses then due and payable to the Administrative Agent under the Loan Documents; FIFTH, to the payment of Commitment Fees then due and payable to such Lender; SIXTH, to the payment of LC Fees then due and payable to such Lender in its capacity as an LC Bank; SEVENTH, to the payment of any interest then due and payable on the Loans made by such Lender; EIGHTH, to the payment of any reimbursement obligations in respect of Letters of Credit issued by such Lender in its capacity as an LC Bank then due and payable; NINTH, to the payment of principal of the Loans made by such Lender then due and payable; TENTH, to the payment of all other obligations of the Borrower under the Loan Documents not otherwise described in this Section 6.03(c) then due and payable to such Lender (including any such fees and expenses payable to such Lender in its capacity as an LC Bank); ELEVENTH, to be retained as further Collateral in such Cash Collateral Account, but only to the extent required so that the Cash Collateral Value of such Cash Collateral Account is at least equal to such Lender's Cash Collateral Requirement; TWELFTH, to the Lenders' Cash Collateral Accounts pro rata in accordance with the Lenders' respective Commitments (as in effect immediately prior to the termination or reduction of the Commitments prior to such Acceleration), but only to the extent required so that the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to such Lender's Cash Collateral Requirement; and THIRTEENTH, to the Borrower or as otherwise required by law.

     SECTION 6.04. Prepayments and Deposits of Cash Collateral at the Request
                   of the Borrower.

     (a) If and for so long as no Event of Default shall have occurred and be continuing, on the date of any transfer of funds by the Borrower to the Collateral Agent pursuant to Section 2.11(a) or (b) to be applied to the prepayment of Borrowings and/or the cash collateralization of Outstanding Credits, the Collateral Agent shall distribute such funds in the following priority and amounts, unless directed otherwise by the Borrower and the Lenders:

     FIRST, to the payment of Commitment Fees on that portion of the Commitments to be terminated or reduced on such day pro rata in accordance with each Lender's percentage of all such Commitment Fees then due and payable; SECOND, to the payment of any interest then due and payable on the Loans to be prepaid on such date pro rata in accordance with each Lender's percentage of all such obligations then due and payable; THIRD, to the payment of principal of the Loans to be prepaid on such date pro rata in accordance with each Lender's percentage of all such obligations then due and payable; FOURTH, to the Lenders' Cash Collateral Accounts pro rata in accordance with the Lenders' respective Commitments (as in effect immediately prior to such termination or reduction of the Commitments), but only to the extent required so that the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to such Lender's Cash Collateral Requirement; and FIFTH, to payment to the Borrower or its designee in respect of a Restricted Payment in an amount equal to any remaining amount of such funds.

     (b) If and for so long as no Event of Default shall have occurred and be continuing, if the Cash Collateral Value of any Lender shall be less than such Lender's Cash Collateral Requirement, the Borrower may transfer funds to the Collateral Agent to be distributed to such Lender's Cash Collateral Accounts pro rata in accordance with Lenders' respective Commitments, but only to the extent required so that the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to such Lender's Cash Collateral Requirement.

                                  Article VII
                                EVENTS OF DEFAULT

         In case of the happening of any of the following events (each an "Event of Default"):

         (a) any representation or warranty made or deemed made by the Borrower in or in connection with the execution and delivery of any Loan Document or the Extensions of Credit hereunder shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

        (b) default shall be made by the Borrower in the payment of any principal of any Loan or any reimbursement obligation in respect of any Letter of Credit when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

        (c) default shall be made by the Borrower in the payment of any interest on any Outstanding Credit or any Fee or any other amount (other than an amount referred to in subsection (b) above) due hereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five days;

        (d) default shall be made by the Borrower (i) in the due observance or performance of any covenant, condition or agreement contained in Section 5.01, 5.08, 5.09, 5.10, 5.11, 5.14, 5.15, 5.17 or 5.24, (ii) in the due observance or performance of any covenant, condition or agreement contained in Section 5.12 and shall remain unremedied for a period of two Business Days following notice thereof from the Administrative Agent at the request of any Lender, (iii) in the due performance or observance of any covenant, condition or agreement contained in Section 5.13 and shall continue unremedied for a period of two Business Days following the earlier to occur of actual knowledge of such default on the part of the Borrower and notice thereof from the Administrative Agent at the request of any Lender, (iv) in the due observance or performance of any covenant, condition or agreement contained herein (other than those specified in subsection (b), (c) or (d)(i) through (iii) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent at the request of any Lender to the Borrower or (v) the performance of any of its obligations under any of the Security Documents;

        (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or TXU, or of a substantial part of the property or assets of the Borrower or TXU, under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or TXU or for a substantial part of the property or assets of the Borrower or TXU or (iii) the winding up or liquidation of the Borrower or TXU; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

        (f) the Borrower or TXU shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Bankruptcy Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (e) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or TXU or for a substantial part of the property or assets of it or TXU, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

        (g) a Change in Control shall occur;

        (h) one or more judgments or orders for the payment of money in an aggregate amount in excess of $2,000,000 shall be rendered against the Borrower and such judgment or order shall remain undischarged or unstayed for a period of 30 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower to enforce any such judgment or order; or

        (i) at any time after the execution and delivery thereof, any Loan Document shall cease to be in full force and effect, or any Security Document shall cease to give the Collateral Agent, for the benefit of the Secured Parties named therein, the Liens and the rights, powers and privileges purported to be created thereby (including, without limitation, a perfected Lien on all of the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third persons and subject to no other Liens);

then, and in every such event, and at any time thereafter during the continuance of such event, the Administrative Agent: (i) shall at the request, or may with the consent of the Required Lenders, terminate forthwith the Total Commitment and the right of the Borrower to request and receive Extensions of Credit; (ii) shall at the request, or may with the consent of the Required Lenders, declare the Loans of the Borrower then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding; provided that in the case of any event described in subsection (e) or (f) above, the Total Commitment and the right of the Borrower to request and receive Extensions of Credit shall automatically terminate and the principal of the Loans then, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein to the contrary notwithstanding; (iii) (A) shall at the request, or may with the consent of the Required Lenders, direct the Collateral Agent to exercise in respect of any and all Shared Collateral and
(B) shall at the request, or may with the consent of any Lender, direct the Collateral Agent to exercise in respect of any and all Collateral held in such Lender's Cash Collateral Account, in addition to the other rights and remedies provided for herein, in the Security Documents and in the other Loan Documents or otherwise available to the Collateral Agent, the Administrative Agent, the Lenders or the LC Banks, all rights and remedies of a secured party on default, including, without limitation, enforcing all the Liens created pursuant to the Security Documents. Notwithstanding anything to the contrary contained herein, no notice given or declaration made by the Administrative Agent pursuant to this
Article VII shall affect the obligation of any LC Bank to make any payment under any Letter of Credit issued by such LC Bank in accordance with the terms of such Letter of Credit.

                                 Article VIII
                                   THE AGENTS

        SECTION 8.01.     The Agents Generally.

        (a) In order to expedite the transactions contemplated by this Agreement, CSFB is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders and the LC Banks. Each Lender and LC Bank hereby irrevocably authorizes the Administrative Agent and the Collateral Agent to take such actions on behalf of such Lender and such LC Bank and to exercise such powers as are specifically delegated to the Administrative Agent and the Collateral Agent by the terms and provisions of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Collateral Agent is hereby expressly authorized by the Lenders and the LC Banks, without hereby limiting any implied authority, to receive on behalf of the Lenders and the LC Banks all payments of principal of and interest on the Outstanding Credits and all other amounts due to the Lenders and the LC Banks under the Loan Documents, and promptly to distribute to each Lender and LC Bank its proper share of each payment so received. The Administrative Agent is hereby expressly authorized by the Lenders and the LC Banks, without hereby limiting any implied authority, (i) to give notice on behalf of each Lender and LC Bank to the Borrower of any Event of Default of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder and (ii) to distribute to each Lender and LC Bank copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent.

        (b) The Agents may act through their attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care; neither any Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his or her own gross negligence or willful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders or the LC Banks for the due execution, genuineness, validity, enforceability or effectiveness of any Loan Document or other instruments or agreements. The Agents may deem and treat the Lender or the LC Bank that makes any Extension of Credit as the holder of the indebtedness resulting therefrom for all purposes hereof until it shall have received notice from such Lender or LC Bank (as the case may be), given as provided herein, of the transfer thereof. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders and LC Banks. Each of the Agents shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. No Agent or any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by the other Agent or any Lender or LC Bank of any of its obligations hereunder or to the other Agent or any Lender or LC Bank on account of the failure of or delay in performance or breach by any other Lender or LC Bank, the other Agent or the Borrower of any of its obligations hereunder or in connection herewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

       (c) The Lenders and the LC Banks hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of any Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Agents shall not have any duties or responsibilities, or be required to exercise any rights or remedies under the Loan Documents, except as expressly set forth in the Loan Documents.

       (d) With respect to the Extensions of Credit made by it hereunder, each of the Agents, in its individual capacity and not as an Agent, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and each of the Agents and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Affiliate thereof as if it were not an Agent.

       (e) Each Lender agrees (i) to reimburse the Agents, on demand, in the amount of its pro rata share (based on its Outstanding Credits or, if the amount of the Outstanding Credits is $0, its Commitment) of any expenses incurred for the benefit of the Lenders or the LC Banks in its role as Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the LC Banks, which shall not have been reimbursed by the Borrower, and (ii) to indemnify and hold harmless each of the Agents and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in any way relating to or arising out of this Agreement or any action taken or omitted by it under this Agreement to the extent the same shall not have been reimbursed by the Borrower; provided that no Lender shall be liable to any Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent or any of its directors, officers, employees or agents.

       (f) Each Lender and LC Bank acknowledges that it has, independently and without reliance upon the Agents or any other Lender or LC Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and LC Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or LC Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Loan Documents or any related agreement or any document furnished hereunder or thereunder.

       (g) The Collateral Agent may appoint another financial institution (the "Sub-Agent") to act as the agent for the Collateral Agent pursuant to Section 8.02(d) for the purpose of maintaining the Revenue Account and each Cash Collateral Account. The Collateral Agent shall have no obligation to perform such duties as long as the Sub-Agent is acting as such agent and shall not be liable for the performance or non-performance of such duties by the Sub-Agent. In acting as such agent for the Collateral Agent, the Sub-Agent, in such capacity, shall be entitled to the benefit of all provisions of, and be subject to all obligations under, this Agreement and the other Loan Documents including, without limitation, this Section 8.01, as though the Sub-Agent were the Collateral Agent.

       SECTION 8.02. Replacement of Agents.

       (a) Resignation. Subject to the appointment and acceptance of a successor Agent as provided in this subsection (a), either Agent may resign at any time by notifying the Lenders, the LC Banks and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent acceptable to the Borrower. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the LC Banks, appoint a successor Agent having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

       (b) Removal. The Lenders may remove any Agent upon 30 days' prior notice by so notifying the Borrower and, in such event, the Lenders shall appoint a successor Agent acceptable to the Borrower. Either the Required Lenders or the Borrower may remove any Agent if (i) such Agent is adjudged bankrupt or insolvent or (ii) a receiver or other public officer takes charge of such Agent or its property. If no successor Agent shall have been appointed by the Lenders and shall have accepted such appointment within 30 days after delivery by the Lenders of the notice required by the first sentence of this subsection (b), the Required Lenders or the Borrower may petition any court of competent jurisdiction for the appointment of a successor Agent. After any Agent's removal hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Upon the acceptance by a successor Collateral Agent of its appointment as Collateral Agent (x) the retiring Collateral Agent shall transfer all property held by it as Collateral Agent to the successor Collateral Agent and (y) such successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder.

       SECTION 8.03. Rights and Duties of the Collateral Agent.

       (a) Notwithstanding anything to the contrary in any Loan Document, the powers conferred on the Collateral Agent under the Loan Documents are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it under the Loan Documents, the Collateral Agent shall have no duty as to any Collateral, or responsibility, for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property constituting Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

       (b) The Collateral Agent shall not be liable for interest on any money or assets received by it except as the Collateral Agent may agree in writing with the Borrower. Assets held in trust by the Collateral Agent need not be segregated from other assets except to the extent required by law.

       (c) Before the Collateral Agent acts or refrains from acting, it may require a certificate of a Responsible Officer at the expense of the Borrower. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officer's certificate.

       (d) The Collateral Agent shall not be liable for any action that it takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers under the Security Documents.

       (e) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Borrower, to examine the books, records and premises of the Borrower, personally or by agent or attorney and to consult with the officers and representatives of the Borrower, including the Borrower's accountants and attorneys. Except as expressly stated herein to the contrary, in no event shall the Collateral Agent have any responsibility to ascertain whether there has been compliance with any of the covenants or provisions of the Security Documents.

       (f) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by the Security Documents at the request, order or direction of the Required Lenders (with respect to the Security Agreement) or of the "Bank" (as defined in and with respect to each Pledge Agreement) unless such Lenders shall have offered to the Collateral Agent security or indemnity reasonably satisfactory to the Collateral Agent against the costs, expenses and liabilities that may be incurred by it in compliance with such request, order or direction.

       (g) The Collateral Agent shall not be required to give any bond or surety in respect of the performance of its powers and duties under the Security Documents.

       (h) The Collateral Agent may from time to time, at its option, perform any act that the Borrower agrees hereunder to perform and that the Borrower shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence of an Event of Default) and the Collateral Agent may from time to time take any other action that the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          (i) The Collateral Agent is authorized to endorse, in the name of the Borrower, any item, howsoever received by the Collateral Agent, representing any payment on or other proceeds of any of the Collateral.

                                    Article IX
                                  MISCELLANEOUS

          SECTION 9.01.     Notices.

         Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed, or sent by telecopy, as follows:

        (a) if to the Borrower, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention:
Corporate Capital Markets (facsimile: (302) 636-4145), with a copy to the Administrator, at TXU Business Services Company, Energy Plaza, 1601 Bryan Street, 33rd Floor, Dallas, TX 75201, Attention: Treasurer
(Telecopy No. 214-812-2488);

        (b) if to the Administrative Agent or the Collateral Agent, to Eleven Madison Avenue, Mail Stop OMA-02, New York, NY 10010-3629, Attention:
Christopher Kim/Agency Group (facsimile: (212) 325-8304);

        (c) if to a Lender or LC Bank, to it at its address (or telecopy number) set forth in the Register or in the Assignment and Acceptance pursuant to which such Lender or LC Bank became a party hereto; or

        (d) as to each party hereto, at such other address as shall be designated by such party in a written notice to each other party hereto.

         All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

         SECTION 9.02. Survival of Agreement.

         All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and the LC Banks and shall survive the making by the Lenders and the LC Banks of all Extensions of Credit regardless of any investigation made by the Lenders or the LC Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Outstanding Credit or any Fee or any other amount payable under this Agreement is outstanding and unpaid or the Commitments have not been terminated.

         SECTION 9.03. Binding Effect.

         This Agreement shall become effective when duly executed by the parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and the Trustee, which is an intended third party beneficiary hereof, and their respective successors and assigns, except that the Borrower shall not have the right to assign any rights hereunder or any interest herein without the prior consent of all the Lenders.

        SECTION 9.04. Successors and Assigns.

        (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any party that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns.

        (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including (i) all or a portion of its Commitment and the Outstanding Credits at the time owing to it and (ii) its rights and obligations as an LC Bank); provided, however, that (i) except in the case of an assignment to another Lender or to an Affiliate of such Lender, an assignment to a Federal Reserve Bank or an assignment made at any time an Event of Default shall have occurred and be continuing, the Borrower (if no Event of Default has occurred and is continuing) and the Administrative Agent must give their prior written consent to such assignment (in each case, which consent shall not be unreasonably withheld), (ii) the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 or, if the amount of the Commitment of the assigning Lender is less than $1,000,000, the aggregate amount of such Lender's Commitment, (iii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under the Loan Dcouments and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance. Upon acceptance and recording pursuant to Section 9.04(e), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof unless otherwise agreed by the Administrative Agent (the Borrower to be given reasonable notice of any shorter period), (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender and LC Bank under the Loan Documents and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto (but shall continue to be entitled to the benefits of Sections 2.12, 2.17 and 9.05 afforded to such Lender prior to its assignment as well as to any Fees accrued for its account hereunder and not yet paid)). Notwithstanding the foregoing, any Lender assigning its rights and obligations under this Agreement may retain any Loans made by it outstanding at such time, and in such case shall retain its rights hereunder in respect of any Loans so retained until such Loans have been repaid in full in accordance with this Agreement.

        (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant hereto or the financial condition of the Borrower or the performance or observance by the Borrower of any obligations under the Loan Documents or any other instrument or document furnished pursuant hereto, (iii) such assignor and such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance, (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender or LC Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto, and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

        (d) The Administrative Agent shall maintain at one of its offices in the City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and the principal amount of the Outstanding Credits owing to, each Lender pursuant to the terms hereof from time to time
(the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Agents, the LC Banks and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by each party hereto, at any reasonable time and from time to time upon reasonable prior notice.

        (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee and, if required, the written consent of the Borrower and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance and
(ii) record the information contained therein in the Register.

        (f) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and/or obligations under the Loan Dcouments (including all or a portion of its Commitment and the Outstanding Credits owing to it); provided, however, that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) each participating bank or other entity shall be entitled to the benefit of the cost protection provisions contained in Sections 2.12, 2.17 and 9.05 to the same extent as if it were the selling Lender (and limited to the amount that could have been claimed by the selling Lender had it continued to hold the interest of such participating bank or other entity), except that all claims made pursuant to such Sections shall be made through such selling Lender, and
(iv) the Borrower, the Agents, the LC Banks and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under the Loan Documents, and such Lender shall retain the sole right to enforce the obligations of the Borrower under this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers
(x) decreasing any fees payable hereunder or the amount of principal of, or the rate at which interest is payable on, the Outstanding Credits, (y) extending any scheduled principal payment date or date fixed for the payment of interest on the Outstanding Credits or (z) extending the Commitments).

        (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any such information.

        (h) The Borrower shall not assign or delegate any rights and duties hereunder without the prior written consent of all Lenders, and any attempted assignment or delegation by the Borrower without such consent shall be void.

        (i) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Bank for such Lender as a party hereto. In order to facilitate such an assignment to a Federal Reserve Bank, the Borrower shall, at the request of the assigning Lender, duly execute and deliver to the assigning Lender a promissory note or notes evidencing the Extensions of Credit made to the Borrower by the assigning Lender hereunder.

        SECTION 9.05. Expenses; Indemnity.

        (a) The Borrower agrees to pay (i) all reasonable out-of-pocket expenses incurred by the Agents in connection with entering into this Agreement (whether or not the transactions hereby contemplated are consummated) and in connection with any amendments, modifications or waivers of the provisions hereof (but only if such amendments, modifications or waivers are requested by the Borrower), including the reasonable fees and disbursements of one counsel for the Agents, the Lenders and LC Banks and (ii) all reasonable out-of-pocket expenses incurred by the Agents, any LC Bank or any Lender in connection with any claim or claims arising out of or in connection with the transactions contemplated by this Agreement and enforcement following an Event of Default, including the reasonable fees and disbursements of counsel for the Agents, the Lenders and the LC Banks. In addition to the foregoing, the Borrower shall pay or reimburse the LC Banks for such reasonable, normal and customary costs and expenses as are incurred or charged by the LC Banks in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

        (b) The Borrower agrees to indemnify each Lender and LC Bank against any loss, calculated in accordance with the next sentence, or reasonable expense that such Lender or LC Bank (as the case may be) may sustain or incur as a consequence of (i) any failure by the Borrower to borrow or to refinance, convert or continue any Loan hereunder (including as a result of the Borrower's failure to fulfill any of the applicable conditions set forth in Article IV) after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to Section 2.03, (ii) any payment, prepayment or conversion, or assignment of a Eurodollar Loan of the Borrower required by any other provision of this Agreement or otherwise made or deemed made on a date other than the last day of the Interest Period, if any, applicable thereto, (iii) any default in payment or prepayment of the principal amount of any Outstanding Credit or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether by scheduled maturity, acceleration, irrevocable notice of prepayment or otherwise) or (iv) the occurrence of any Event of Default, including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred by such Lender in liquidating or employing deposits from third parties, or with respect to commitments made or obligations undertaken with third parties, to effect or maintain any Loan hereunder or any part thereof as a Eurodollar Loan. Such loss shall include an amount equal to the excess, if any, as reasonably determined by such Lender, of (x) its cost of obtaining the funds for the Loan being paid, prepaid, refinanced, converted or not borrowed
(assumed to be the LIBO) for the period from the date of such payment, prepayment, refinancing or failure to borrow or refinance to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or refinance the Interest Period for such Loan that would have commenced on the date of such failure) over (y) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or not borrowed or refinanced for such period or Interest Period, as the case may be.

        (c) The Borrower agrees to indemnify the Agents, each Lender, each LC Bank, each of their Affiliates and the directors, officers, employees and agents of the foregoing (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any Indemnitee arising out of (i) the preparation, execution, delivery, enforcement, performance and administration of this Agreement, (ii) the use of the proceeds of the Extensions of Credit or
(iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, including any of the foregoing arising from the negligence, whether sole or concurrent, on the part of any Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from any litigation brought by such Indemnitee against the Borrower or by the Borrower against such Indemnitee, in which a final, nonappealable judgment has been rendered against such Indemnitee; provided, further, that the Borrower agrees that it will not, without the prior written consent of each Indemnitee, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification could be sought under the indemnification provisions of this Section 9.05(c) (whether or not any Indemnitee is an actual or potential party to such claim, action, suit or proceeding), unless such settlement, compromise or consent does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

        (d) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Outstanding Credits, the expiration or termination of the Commitment, the invalidity or unenforceability of any term or provision of this Agreement or any investigation made by or on behalf of any Agent, Lender or LC Bank. All amounts due under this Section shall be payable on written demand therefor.

        (e) A certificate of any Lender, LC Bank or Agent setting forth any amount or amounts that such Lender, LC Bank or Agent is entitled to receive pursuant to subsection (b) of this Section and containing an explanation in reasonable detail of the manner in which such amount or amounts shall have been determined shall be delivered to the Borrower and shall be conclusive absent manifest error.

         SECTION 9.06. Limitation on Liability of the Trustee.

         It is expressly understood and agreed by the parties that (i) this document is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents.

         SECTION 9.07. Right of Setoff.

         If an Event of Default shall have occurred and be continuing, each Lender and LC Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or LC Bank to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender or LC Bank (as the case may be), irrespective of whether or not such Lender or LC Bank (as the case may be) shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender and LC Bank under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or LC Bank (as the case may be) may have.

         SECTION 9.08. Applicable Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9.09.  Waivers; Amendment.

         (a) No failure or delay of either Agent or any Lender or LC Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Lenders and the LC Banks hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be permitted by subsection (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Outstanding Credit, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Outstanding Credit, without the prior written consent of each Lender affected thereby, (ii) increase any Commitment or decrease the Commitment Fee of any Lender without the prior written consent of such Lender, (iii) amend or modify the provisions of Section 2.14, 2.15, 6.02, 6.03, 6.04 or 9.04(h), the provisions of this Section, the definition of "Cash Collateral Requirement" or "Required Lenders", or (iv) release any of the Collateral (other than in connection with Restricted Payments permitted under Section 5.13), without the prior written consent of each Lender affected thereby; provided further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, any LC Bank or the Trustee without the prior written consent of the Administrative Agent, the Collateral Agent, such LC Bank or the Trustee, as the case may be; and provided further, the definition of "Permitted Investments" specified for any Lender in Schedule 2 may be amended by the Borrower and such Lender as provided in the definition of such term. Each Lender and LC Bank shall be bound by any waiver, amendment or modification authorized by this Section and any consent by any Lender, any Agent or any LC Bank pursuant to this Section shall bind any assignee of its rights and interests hereunder.

         SECTION 9.10. Entire Agreement.

         This Agreement (including the schedules and exhibits hereto) and the Letter Agreement represent the entire contract among the parties relative to the subject matter hereof and thereof. Any previous agreement, whether written or oral, among the parties with respect to the subject matter hereof, is superseded by this Agreement and the Letter Agreement. There are no unwritten oral agreements between the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and the Trustee, which is an intended third party beneficiary hereof, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         SECTION 9.11. Severability.

         In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 9.12. Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 9.03.

         SECTION 9.13. Headings.

         Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 9.14. Interest Rate Limitation.

         (a) Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or LC Bank, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender or LC Bank (as the case may be) in accordance with applicable law, the rate of interest payable on the Outstanding Credits of such Lender or LC Bank (as the case may be), together with all Charges payable to such Lender or LC Bank (as the case may be), shall be limited to the Maximum Rate.

         (b) If the amount of interest, together with all Charges, payable for the account of any Lender or LC Bank in respect of any interest computation period is reduced pursuant to subsection (a) of this Section and the amount of interest, together with all Charges, payable for such Lender's or LC Bank's (as the case may be) account in respect of any subsequent interest computation period, computed pursuant to Section 2.07, would be less than the Maximum Rate, then the amount of interest, together with all Charges, payable for such Lender's or LC Bank's (as the case may be) account in respect of such subsequent interest computation period shall, to the extent permitted by applicable law, be automatically increased to such Maximum Rate; provided that at no time shall the aggregate amount by which interest paid for the account of any Lender or LC Bank has been increased pursuant to this subsection (b) exceed the aggregate amount by which interest, together with all Charges, paid for its account has theretofore been reduced pursuant to subsection (a) of this Section.

         SECTION 9.15. Jurisdiction; Venue.

         (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to subsection (b) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

         (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or thereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State court or Federal court of the United States of America sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         SECTION 9.16.     Confidentiality.

         Each Lender and LC Bank shall use its best efforts to hold in confidence all information, memoranda, or extracts furnished to such Lender or LC Bank (as the case may be) (directly or through the Agents) by the Borrower hereunder or in connection with the negotiation hereof; provided that such Lender and LC Bank may disclose any such information, memoranda or extracts (i) to its Affiliates, accountants or counsel, (ii) to any regulatory agency having authority to examine such Lender or LC Bank (as the case may be), (iii) as required by any legal or governmental process or otherwise by law, (iv) to any person to which such Lender or LC Bank (as the case may be) sells or proposes to sell an assignment or a participation in its Extensions of Credit hereunder, if such other person agrees for the benefit of the Borrower to comply with the provisions of this Section, and (v) to the extent that such information, memoranda or extracts shall be publicly available or shall have become known to such Lender or LC Bank (as the case may be) independently of any disclosure by the Borrower hereunder or in connection with the negotiation hereof. Notwithstanding the foregoing, any Lender and any LC Bank may disclose the provisions of this Agreement and the amounts, maturities and interest rates of its Outstanding Credits to any purchaser or potential purchaser of such Lender's or LC Bank's (as the case may be) interest in any Outstanding Credits. Notwithstanding the foregoing, each party hereto (and each officer, director, employee, representative, agent and advisor of each party hereto) may disclose to any and all persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such "tax treatment" and "tax structure". The foregoing is intended to comply with the presumption set forth in Treasury Regulation Section 1.6011-4(b)(3)(iii) and should be interpreted in a manner consistent with such regulation.

                            [Signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                              LOC 2003 TRUST

                                 By WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely in
                                 its capacity as Trustee


                                 By /s/ Kathleen A. Pedelini
                                    -----------------------------------------
                                     Name:    Kathleen A. Pedelini
                                     Title:   Financial Services Officer

                              CREDIT SUISSE FIRST BOSTON, as Administrative Agent, Collateral Agent, Lender and LC Bank



                              By /s/ Sarah Wu
                                 -------------------------------------------
                              Name:    Sarah Wu
                              Title:   Vice President


                              By /s/ David J. Dodd
                                 -------------------------------------------
                              Name:    David J. Dodd
                              Title:   Associate

                             JPMORGAN CHASE BANK,
                             As Lender and LC Bank


                             By /s/ Robert W. Tranband
                             ------------------------------------------------
                             Name: Robert W. Traband
                             Title:   Vice President

                            CITIBANK, N.A.,
                            As Lender and LC Bank


                           By /s/ Sandip Sen
                           ---------------------------------------------------
                           Name:    Sandip Sen
                           Title: Managing Director

                                                                   Schedule 1

                                   COMMITMENTS

-------------------------------------------------------------------------------
                         NAME OF LENDER                             COMMITMENT
-------------------------------------------------------------------------------
     Credit Suisse First Boston                                   $176,470,588
-------------------------------------------------------------------------------
     JPMorgan Chase Bank                                          $176,470,588
-------------------------------------------------------------------------------
     Citibank, N.A.                                               $147,058,824
-------------------------------------------------------------------------------
                                            Total                 $500,000,000
-------------------------------------------------------------------------------

                                                                     Schedule 2

                              PERMITTED INVESTMENTS


Permitted Investments shall, with respect to CSFB, mean:
--------------------------------------------------------
      (a) cash and account # 217048 at The Bank of New York (CSFB's "Deposit Account"), including all cash held therein and earnings thereon;

      (b) time deposits held by CSFB; and

      (c) U.S. government securities with a maturity of less than 90 days.


Permitted Investments shall, with respect to JPMorgan Chase Bank, mean:
-----------------------------------------------------------------------
      (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

      (b) certificates of deposit denominated in U.S. dollars issued by any bank or trust company organized under the laws of the United States of America, Canada, England, France, Germany, Japan, The Netherlands or Switzerland or any political subdivision of any thereof and having capital, surplus and undivided profits of at least $500,000,000 (or its equivalent in any other currency) and whose commercial paper or short-term deposit obligations are rated A-1 or better or P-1 by S&P (or any successor thereto) or Moody's (or any successor thereto), respectively, maturing not more than 90 days from the date of acquisition thereof;

      (c) commercial paper denominated in U.S. dollars rated A-1 or better or P-1 by S&P (or any successor thereto) or Moody's (or any successor thereto), respectively, maturing not more than 90 days from the date of acquisition thereof;

      (d) shares in money market mutual funds so long as, with respect to each such fund,

          (i) the aggregate net asset value of such fund on the date of acquisition of any shares thereof is not less than $500,000,000 (or its equivalent in any other currency);

           (ii) not less than 95% (measured by market value) of the portfolio of such fund consists of obligations described in one or more of clauses
      (a), (b) and (c) above or of other debt securities whose credit quality and liquidity are not less than the credit quality and liquidity of the obligations described in such clauses;

           (iii) the fund is rated AAA by S&P (or any successor thereto) or Aaa by Moody's (or any successor thereto);

            (iv) the shares issued by such fund represent proportionate and undivided interests in the portfolio of assets owned by such fund;

            (v) the principal amount represented by the shares in such fund may at any time be redeemed at par within 30 days after a notice of redemption; and

            (vi) on the date of investment, the principal amount invested by the Collateral Agent in such fund does not exceed 10% of the aggregate net asset value of such fund; provided that Permitted Investments shall not include:

                  (A) any obligations providing for the payment of interest or principal only (other than obligations referred to in clause
            (c) above issued at a discount);

                  (B) any obligations containing an express contingency
            regarding the repayment of all of the principal thereof; or

                  (C) any "swap agreement" as defined in Section 101(53B) of the United States Bankruptcy Code (11 U.S.C. ss. 101(53B)); and

      (e) cash and account # 217046 at The Bank of New York (JPMorgan Chase Bank's "Deposit Account"), including all cash held therein and earnings thereon.

Permitted Investments shall, with respect to Citibank, N.A., mean:
-----------------------------------------------------------------
      (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

      (b) certificates of deposit denominated in U.S. dollars issued by any bank or trust company organized under the laws of the United States of America, Canada, England, France, Germany, Japan, The Netherlands or Switzerland or any political subdivision of any thereof and having capital, surplus and undivided profits of at least $500,000,000 (or its equivalent in any other currency) and whose commercial paper or short-term deposit obligations are rated A-1 or better or P-1 by S&P (or any successor thereto) or Moody's (or any successor thereto), respectively, maturing not more than 90 days from the date of acquisition thereof;

      (c)commercial paper denominated in U.S. dollars rated A-1 or better or P-1 by S&P (or any successor thereto) or Moody's (or any successor thereto), respectively, maturing not more than 90 days from the date of acquisition thereof;

      (d) shares in money market mutual funds so long as, with respect to each such fund,

          (i) the aggregate net asset value of such fund on the date of acquisition of any shares thereof is not less than $500,000,000 (or its equivalent in any other currency);

         (ii) not less than 95% (measured by market value) of the portfolio of such fund consists of obligations described in one or more of clauses
      (a), (b) and (c) above or of other debt securities whose credit quality and liquidity are not less than the credit quality and liquidity of the obligations described in such clauses;

         (iii) the fund is rated AAA by S&P (or any successor thereto) or Aaa by Moody's (or any successor thereto);

         (iv) the shares issued by such fund represent proportionate and undivided interests in the portfolio of assets owned by such fund;

         (v) the principal amount represented by the shares in such fund may at any time be redeemed at par within 30 days after a notice of redemption; and

         (vi) on the date of investment, the principal amount invested by the Collateral Agent in such fund does not exceed 10% of the aggregate net asset value of such fund; provided that Permitted Investments shall not include:

              (A) any obligations providing for the payment of interest or principal only (other than obligations referred to in clause
         (c) above issued at a discount);

              (B) any obligations containing an
         express contingency regarding the repayment of all of the principal thereof; or

              C) any "swap agreement" as defined in Section 101(53B) of the United States Bankruptcy Code (11 U.S.C. ss. 101(53B)); and

      (e) cash and account # 217047 at The Bank of New York (Citibank's Deposit Account"), including all cash held therein and earnings thereon.

                                                                      EXHIBIT A
                                                      Form of Borrowing Request


                                                     [Date]

Credit Suisse First Boston, as
Administrative Agent for the Lenders
referred to below
Eleven Madison Avenue
Mail Stop OMA-02
New York, New York 10010-3629
Attention: Christopher Kim/Agency Group
(facsimile: (212) 325-8304)

Attention:
Telecopy:

Ladies and Gentlemen:

         The undersigned, LOC 2003 Trust (the "Borrower"), refers to the Credit Agreement, dated as of August 8, 2003 (as amended, modified, extended or restated from time to time, the "Agreement"), among the Borrower, the lenders named therein (the "Lenders") and Credit Suisse First Boston, as administrative agent and collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Agreement that it requests a Borrowing under the Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

         (A) Date of Borrowing (which is a Business Day)   -----------
         (B) Principal amount of Borrowing1                -----------
         (C) Interest rate basis2                          -----------
         (D) Interest Period and the last day thereof3     -----------

         The undersigned hereby certifies that (i) the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to the amount set forth below and (ii) the Outstanding Credits of each Lender do not exceed such Lender's Commitment.

               LENDER                         CASH COLLATERAL VALUE
               ------                         ---------------------
               [Name]                         $[______________]
               [Name]                         $[______________]
               [Name]                         $[______________]

------------------------
     1 Not less than $25,000,000 (and in integral multiples of $5,000,000) or greater than the Total Commitment then available.

     2 Eurodollar Loan or ABR Loan.

     3 Which shall be subject to the definition of "Interest Period" and end not later than the Maturity Date.

         Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the applicable conditions to lending specified in Article IV of the Agreement have been satisfied.

                                 Very truly yours,

                                 LOC 2003 TRUST

                                      By WILMINGTON TRUST COMPANY, not in
                                      its individual capacity but solely in
                                      its capacity as Trustee


                                      By_______________________________
                                          Name:
                                          Title:

                                                                      EXHIBIT B
                                                   Form of Request for Issuance


                                                     [Date]

Credit Suisse First Boston, as
Administrative Agent for the Lenders
referred to below
Eleven Madison Avenue
Mail Stop OMA-02
New York, New York 10010-3629
Attention: Christopher Kim/Agency Group
(facsimile: (212) 325-8304)

Attention:
Telecopy:

[NAME OF LC BANK]
[ADDRESS OF LC BANK]

Attention:
Telecopy:

Ladies and Gentlemen:

         LOC 2003 Trust (the "Borrower"), refers to the Credit Agreement, dated as of August 8, 2003 (as amended, modified, extended or restated from time to time, the "Agreement"), among the Borrower, the lenders named therein (the "Lenders") and Credit Suisse First Boston, as administrative agent and collateral agent for the Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.04(a) of the Agreement, that the undersigned hereby requests the issuance of a Letter of Credit, and in connection therewith sets forth below the terms on which such Letter of Credit is to be issued:

         (i)  (a)  the beneficiary of the Letter of Credit requested hereby
                   is ----------------,   with  an  address  at -------------;

              (b) the obligations in respect of which such Letter of Credit is to be issued are as follows: ---------------------;

         (ii) (a) the conditions under which a drawing may be made under such Letter of Credit are as follows: -----------------------;

              (b) the documentation required in respect of such Letter of Credit is as follows: -----------------------------;

         (iii) the maximum amount to be available under such Letter of Credit is -----------------------;

         (iv) the requested date of issuance (which is a Business Day) is -------------------; and

         (v) the expiration date of the Letter of Credit requested hereby is ---------------------1

         The undersigned hereby certifies that (i) the Cash Collateral Value of each Lender's Cash Collateral Account is at least equal to the amount set forth below and (ii) the Outstanding Credits of each Lender do not exceed such Lender's Commitment.

               LENDER                          CASH COLLATERAL VALUE
               ------                          ---------------------
               [Name]                          $[______________]
               [Name]                          $[______________]
               [Name]                          $[______________]

         Upon the issuance of the Letter of Credit by the LC Bank in response to this request, the Borrower shall be deemed to have represented and warranted that the applicable conditions to an issuance of a Letter of Credit that are specified in Article IV of the Agreement have been satisfied.

                                       Very truly yours,

                                       LOC 2003 TRUST

                                           By WILMINGTON TRUST COMPANY, not in
                                           its individual capacity, but solely
                                           in its capacity as Trustee


                                           By_______________________________
                                              Name:
                                              Title:



----------------------------
      1 Modify request as appropriate if used in connection with the extension, modification or amendment of a Letter of Credit. 1 CSFB undertakes no obligation to invest in all Permitted Investments occurring at this price. 2 To be no earlier than one Business Day after the date of these investment instructions.

                                                                    EXHIBIT C
                                                     Form of Pledge Agreement

                                                                     EXHIBIT D
                                                     Form of Security Agreement

                                                                      EXHIBIT E
                                                      Form of Control Agreement

                                                                      EXHIBIT F
                                              Form of Assignment and Acceptance


                            ASSIGNMENT AND ACCEPTANCE


         Dated: --------------------


         Reference is made to the Credit Agreement, dated as of August 8, 2003 (as amended, modified, extended or restated from time to time, the "Agreement"), among LOC 2003 Trust, the lenders named therein (the "Lenders") and Credit Suisse First Boston, as administrative agent and collateral agent for the Lenders. Terms defined in the Agreement are used herein with the same meanings.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the [Effective Date of Assignment set forth below], the interests set forth on the reverse hereof (the "Assigned Interest") in the Assignor's rights and obligations under the Agreement, including, without limitation, the interests set forth on the reverse hereof in the Commitment of the Assignor on the [Effective Date of Assignment] and the Extensions of Credit owing to the Assignor which are outstanding on the [Effective Date of Assignment], together with unpaid interest accrued on the assigned Extensions of Credit to the [Effective Date of Assignment] and the amount, if any, set forth on the reverse hereof of the Fees accrued to the [Effective Date of Assignment] for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 9.04 of the Agreement, a copy of which has been received by each such party. From and after the [Effective Date of Assignment],
(i) the Assignee shall be a party to and be bound by the provisions of the Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

         2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.17(g) of the Agreement, duly completed and executed by such Assignee, and (ii) if the Assignee is not already a Lender under the Agreement, an Administrative Questionnaire in the form of Exhibit B to the Agreement.

         3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:



Legal Name of Assignor:



Legal Name of Assignee:



Assignee's Address for Notices:







Effective Date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment unless otherwise agreed by the Administrative Agent):

===============  ============================  ===============================

                                                    Percentage Assigned of
                                                 Facility/Commitment(set forth,
    Facility      Principal Amount Assigned       to at least 8 decimals, as a
                 (and identifying information   percentage of the Facility and
                  as to individual Loans)        the aggregate Commitments of
                                                    all Lenders thereunder


Commitment Assigned:      $____________                  __________%

Loans:                    $____________                  __________%

Letters of Credit:        $____________                  __________%

Fees Assigned (if any):   $____________                  __________%

The terms set  forth  and on the                Accepted:
reverse  side  hereof are                       LOC 2003 TRUST
hereby agreed to:                               by WILMINGTON  TRUST  COMPANY,
                                                not in its individual capacity,
                                    , as        but solely in its capacity as
------------------------------------            Trustee
Assignor

By                                  , as        By
     -------------------------------             ----------------------------
     Name:                                       Name:
     Title:                                      Title:

                                    , as        CREDIT SUISSE FIRST BOSTON,
------------------------------------            as Administrative Agent
Assignee,

By                                  , as        By
   ---------------------------------            ----------------------------
     Name:                                       Name:
     Title:                                      Title:


                                                By
                                                -----------------------------
                                                  Name:
                                                  Title

                                                                     EXHIBIT G
                                                        Form of Promissory Note


                                 PROMISSORY NOTE
                                                                August __, 2003
$______________                                              New York, New York


         FOR VALUE RECEIVED, the undersigned, LOC 2003 TRUST, a Delaware statutory trust (the "Borrower"), HEREBY PROMISES TO PAY to the order of _____________________ or registered assigns (the "Lender"), on the Maturity Date (such term, and each other capitalized term used but not defined herein, having the meaning ascribed thereto in the Credit Agreement (as defined below)), for the account of the Lender at the office of the Collateral Agent under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, the principal sum of ___________________________DOLLARS ($_____________) or, if less, the aggregate principal amount of the Loans made by the Lender to the Borrower pursuant to the Credit Agreement outstanding on such Maturity Date; provided, however, that the principal amount outstanding under this Promissory Note is subject to prepayment and repayment from time to time, with accrued interest thereon, as specified in the Credit Agreement. The Borrower further agrees to pay interest in like money to the Lender on the unpaid principal amount hereof from the date hereof at such interest rates, and payable at such times, as specified in the Credit Agreement.

         The Lender is authorized to record on the schedule annexed hereto (i) the date and amount of each Loan made by the Lender to the Borrower, (ii) the character thereof as an ABR Loan or a Eurodollar Loan, (iii) the interest rate and the Interest Period applicable to each Eurodollar Loan, and (iv) the date and amount of each conversion of, and each payment or prepayment of principal of, each Loan; provided, that the failure to so record or any error in so recording shall not affect the payment obligations of the Borrower hereunder or under the Credit Agreement.

         This Promissory Note is delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, dated as of August __, 2003 (as the same may be amended, modified or supplemented, the "Credit Agreement"), among the Borrower, the lenders party thereto (the "Banks") and Credit Suisse First Boston, as Administrative Agent and Collateral Agent. The Credit Agreement, among other things, (i) provides for the making of Loans by the Banks to the Borrower from time to time in an aggregate outstanding amount not to exceed at any time the Total Commitment, the indebtedness of the Borrower to the Lender resulting from each such Loan made by the Lender being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

                                 LOC 2003 TRUST

                                 By WILMINGTON TRUST COMPANY,
                                 not in its individual capacity but solely as Trustee


                                 By _________________________________
                                      Name:
                                      Title:

             LOANS, MATURITIES AND PAYMENTS OF PRINCIPAL


   ========== ========== ========== =========== ========== ========= ================= =============== =================
                                                                         Amount of
                                                                         Principal         Unpaid
                Amount    Type of   Maturity of   Interest  Interest  Converted, Paid    Principal         Notation
       Date    of Loans    Loan       Loans         Rate     Period      or Prepaid        Balance          Made By
   ========== ========== ========= ============ ========== ========= ================= =============== =================

   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ---------- ---------- --------- ------------ ---------- --------- ----------------- --------------- -----------------


   ========== ========== ========= ============ ========== ========= ================= =============== =================

                                                                                                                     EXHIBIT H
                                                                                           Form of Cash Collateral Value Report
                                                                                                                         [Date]

-------------------- ---------------- -------------- -------------- --------- -------------- --------------------- --------------
Account              Description of     Number of    Date Acquired    Cost       Current      Accrued Interest/      Current
                       Collateral        Shares*                               Share Cost*     Accreted Yield*         Value
-------------------- ---------------- -------------- -------------- --------- -------------- --------------------- --------------
Credit Suisse
First Boston Cash
Collateral
Account
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total:______________

----------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.
Cash Collateral
Account
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total:______________

---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
Bank Cash
Collateral Account
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Total:______________
----------------------------------------------------------------------------------------------------------------------------------

* If applicable

                                                                      EXHIBIT I
                                                Form of Investment Instructions

                                     [Date]

Credit Suisse First Boston, as Collateral
Agent for the Lenders referred to below
Eleven Madison Avenue
Mail Stop OMA-02
New York, New York 10010-3629

Attention: Christopher Kim/Agency Group
Telecopy: (212) 325-8304

         Re:      Deposit Account of [LENDER]

Ladies and Gentlemen:

         Pursuant to Section 6.03 of the Credit Agreement, dated as of August 8, 2003 (as amended, modified, extended or restated from time to time, the "Agreement"; terms used herein without definition are used as therein defined), among the undersigned, the lenders named therein and Credit Suisse First Boston, as administrative agent and collateral agent for the lenders, we hereby instruct you to invest monies on deposit in account #_______________ at The Bank of New York (the "Applicable Deposit Account"), held by you for the benefit of the secured parties pursuant to the Pledge and Control Agreement ([LENDER]), dated as of August 8, 2003, between the undersigned and you, as follows:

         (i) the type/name of investment to be made is as follows:
              _______________________;

         (ii) the indicative price of such investment shall be __________;1

         (iii) the investment shall be made during the period

               a. from [BEGINNING DATE]2 to

               b. [INSERT ENDING DATE];

         (iv) remittances from the Applicable Deposit Account shall be directed to ___________________________;

         (v) in order to execute such investment, please contact:

                  Name:        ____________________________

--------------------
1 CSFB undertakes no obligation to invest in all Permitted Investments occurring at this price.
2 To be no earlier than one Business Day after the date of these investment instructions.

                  Firm:        ____________________________

                  Address:     ____________________________

                  Telecopy:    ____________________________

                  Phone:       ____________________________


         The undersigned hereby certifies that the investment to be made pursuant to these instructions is a Permitted Investment.


                                 Very truly yours,

                                 LOC 2003 TRUST

                                      By TXU BUSINESS SERVICES COMPANY,
                                      as Administrator


                                      By_______________________________
                                          Name:
                                          Title: